SEMIANNUAL REPORT December 31, 2002

                        Nuveen
          Municipal Closed-End
               Exchange-Traded
                         Funds

                                FLORIDA
                                NQF
                                NUF
                                NFL
                                NWF

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                   DEPENDABLE,
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       IT'S NOT WHAT YOU EARN,
         IT'S WHAT YOU KEEP.(R)

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Dear
  SHAREHOLDER


Once again, I am pleased to write that during the period covered by this report your Nuveen Florida Fund continued to meet its objective of providing attractive monthly income free from regular federal income taxes. Detailed information on your Fund's performance can be found in the Portfolio Manager's Comments and on the Performance Overview pages within this report. Please take the time to read them.

In addition to providing tax-free income, we believe that a municipal bond investment like your Nuveen Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the prices of municipal bonds may move differently than the prices of the common stocks, mutual funds or other investments you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

I also urge you to consider receiving future Fund reports and other Fund information by e-mail and through the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Nuveen Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by our seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

February 18, 2003

Nuveen Florida Municipal Closed-End Exchange-Traded Funds
(NQF, NUF, NFL, NWF )

Portfolio Manager's
               COMMENTS

Portfolio manager Tom O'Shaughnessy discusses U.S. and state economic conditions, key investment strategies, and recent performance of the Funds. A 20-year veteran of Nuveen, Tom has managed NQF and NUF since 1991 and NFL from 1992-1995 and again since 1998, adding NWF at its inception in November 2002.

(In January 2003, as part of a general realignment of portfolio management assignments, Rick Huber assumed primary management responsibility for NQF and NUF. Rick has 17 years of investment management experience.)


WHAT WERE THE MAJOR FACTORS AFFECTING THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?

In a number of ways, economic and market conditions have not changed significantly since our last shareholder report six months ago. We believe the most influential factors shaping the U.S. economy and the municipal market continued to be the slow pace of economic growth and the relatively low level of interest rates. Continued geopolitical uncertainty and the ongoing threat of terrorism also had an economic and market impact during the reporting period.

In the municipal market, the sluggish economic recovery and lack of inflationary pressures created conditions that encouraged many issuers to bring new securities to market. New municipal supply nationwide topped $357 billion in 2002, a 25% increase over 2001. This eclipsed the previous record issuance of $292 billion set in 1993. Demand for municipal bonds remained strong over most of the year, as many individual investors continued to seek tax-free income and increased diversification within their portfolios. Institutional investors, especially traditional municipal bond purchasers such as property/ casualty insurance companies, also were active buyers in the municipal market.


HOW WERE ECONOMIC AND MARKET CONDITIONS IN FLORIDA?

In general, Florida's service-based economy has strengthened over the past year, showing signs of recovery from the nationwide slowdown. The state remains an important tourist and retirement destination, and the businesses serving these two markets are expected to continue growing. In addition, Florida's low costs and favorable business environment should continue to attract international businesses, particularly from Latin America. As of December 2002, Florida's unemployment rate was 5.3%, down from 6.0% a year earlier and below the national average of 6.0%.

Although the state has no personal income tax, Florida's sales tax revenues have grown consistently, and the state is considered by many to be in generally sound financial condition. In 2002, Florida issued $18.8 billion in new municipal debt, an increase of 33% over 2001, outpacing the rate of growth at the national level. Over the past 12 months, Moody's and Standard & Poor's have maintained Florida's credit rating at Aa2/AA+, respectively. Moody's upgraded its outlook to stable from negative in July 2002, reflecting improvements in the state's economy.

HOW DID THE FUNDS PERFORM OVER THE TWELVE MONTHS ENDED DECEMBER 31, 2002?

Individual results for the Funds, as well as relevant benchmarks, are presented in the accompanying table.

                              TOTAL RETURN           LEHMAN      LIPPER
           MARKET YIELD             ON NAV    TOTAL RETURN1    AVERAGE2
-----------------------------------------------------------------------
                                    1 YEAR           1 YEAR      1 YEAR
                    TAXABLE-         ENDED            ENDED       ENDED
      12/31/02   EQUIVALENT3      12/31/02         12/31/02    12/31/02
-----------------------------------------------------------------------
NQF      6.09%         8.70%        14.53%            9.60%      13.18%
-----------------------------------------------------------------------
NUF      6.07%         8.67%        12.79%            9.60%      13.18%
-----------------------------------------------------------------------
NFL      5.72%         8.17%        13.23%           10.36%      13.18%
-----------------------------------------------------------------------
NWF*        NA            NA           NA                -            -
-----------------------------------------------------------------------

*NWF was introduced in November 2002.

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


For the twelve months ended December 31, 2002, both NQF and NUF performed significantly better than the unleveraged national Lehman Brothers Municipal Bond Index, while NFL outperformed the Lehman Insured Municipal Bond Index. Some of this performance difference can be traced to the built-in inequalities of comparing a national index with results obtained within a specific state. In addition, the Funds benefited from their leveraged structure, which can provide additional income for investors while adding additional volatility to the Fund's NAV and share price.

In addition, the performance of each of these Funds benefited from their relatively long leverage-adjusted durations.4 As of December 31, 2002, NQF and NUF had durations of 10.70 and 11.34, respectively, compared with 8.09 for the uninsured Lehman index, while NFL's duration of was 9.18, compared with 8.94 for the insured Lehman index. A longer duration generally will help a Fund perform well in a declining interest rate environment like 2002. (Please see the individual Performance Overview pages for each Fund's duration.)

In addition to leverage and duration, the relative performances of these Funds were influenced by a number of other factors, including call exposure, portfolio trading activity, and the price movement of specific sectors and holdings.


HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES?

With short-term interest rates relatively low, the dividend-paying capabilities of these Funds benefited from their use of leverage, a strategy that can potentially enhance the dividends paid to common shareholders. The amount of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred, shareholders. Low short-term rates can enable the Funds to reduce the amount of income they pay preferred shareholders, which can leave more earnings to support common share dividends.

During the year ended December 31, 2002, the relatively low level of short-term interest rates enabled us to implement four dividend increases in NQF, three in NFL, and two in NUF.



1 The total annual returns on common share net asset value (NAV) for NQF and NUF are compared with the total annual return of the Lehman Brothers Municipal Bond Index, an unleveraged national index comprising a broad range of investment-grade municipal bonds. The total annual return on NAV for NFL is compared with the total annual return of the Lehman Insured Municipal Bond Index, an unleveraged national index comprising a broad range of insured municipal bonds. Results for the Lehman indexes do not reflect any expenses.

2 The total returns of the Nuveen Florida Funds are compared with the average annualized return of the 13 funds in the Lipper Florida Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. References to duration in this commentary are intended to indicate Fund duration unless otherwise noted.

Over the course of the twelve months, the share prices and net asset values of all three older Funds increased. As of December 31, 2002, NQF and NUF continued to trade at premiums to their common share net asset values, while the discount on NFL narrowed. (Please see charts on individual Performance Overview pages).


WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS DURING THE YEAR ENDED DECEMBER 31, 2002?

Over the twelve-month period, our strategic focus continued to be on diversifying holdings, enhancing call protection, and positioning the Funds more defensively in anticipation of potential changes in the interest rate environment. Given the recent steepness of the municipal yield curve, we concentrated on finding value in the long-intermediate part of the yield curve (approximately 15 to 20 years to maturity). In many cases, these bonds were offering yields similar to those of longer bonds, but in our opinion carried less inherent risk. The addition of these long-intermediate bonds should help to moderate the Funds' durations over time, making the portfolios less sensitive to interest rate changes while still allowing the Funds to provide competitive yields and returns. Over the past year, the addition of such bonds resulted in a substantial shortening of duration in NQF and NFL, while in NUF, the reinvestment of proceeds from callable bonds into this part of the yield curve led to a modest lengthening of duration.

In addition to an emphasis on reducing duration, we also focused on maintaining credit quality within the two uninsured Funds. In the current geopolitical and economic climate, we believe that strong credit quality remains a key requirement. As of December 31, 2002, both NQF and NUF continued to offer excellent credit quality, with a 73% allocation to AAA/U.S. Guaranteed and AA rated bonds in each Fund. NFL was 100% invested and NWF was 88% invested in Insured and/or U.S. Guaranteed bonds. In general, our weightings in higher quality and insured bonds benefited the performance of all of these Funds during the past year.

We also continued to search for individual issues that we believed would perform well regardless of the future direction of interest rates. Since issuance in the Florida market consists largely of higher-quality bonds, we often looked at sectors such as healthcare or multifamily housing for opportunities to add yield. We avoided industrial development bonds, which Lehman Brothers, among others, rated as among the worst performers for the year.

In November 2002, we introduced the new Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF). As of December 31, 2002, this Fund was still in the process of completing its initial investment process. NWF will not hold any AMT (alternative minimum tax) bonds, which should make this Fund attractive to investors who are subject to AMT. In addition, although NWF is predominantly insured, the Fund is allowed to invest up to 20% in uninsured securities. We look forward to reporting to you on NWF's progress in our next Florida Fund report.


WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THESE FUNDS IN PARTICULAR?

In general, our outlook for the fixed income markets remains positive. We believe the U.S. economy is headed for an eventual recovery, but one that may be less robust and slower to arrive than some are predicting. We expect inflation and interest rates to remain relatively low over the near term. New municipal volume nationally should continue to be strong, although probably below the record levels seen in 2002. We anticipate that most municipal issuance in Florida will continue to be of very high quality in the coming year. Demand for tax-exempt municipal bonds should remain solid, as investors continue to look for ways to rebalance their portfolios and reduce overall investment risk.

Over the next two years, we believe that these Funds generally offer adequate levels of call protection, with call exposure ranging from 7% in NQF to 12% in NFL during 2003 and 2004. During the twelve-month period, we worked to mitigate the call risk and improve the positions of all the Funds, particularly NFL, which marked its 10-year anniversary in December 2002. While the number of actual calls each Fund will experience will depend largely on market interest rates over this time, we believe the short-term call exposure of these Funds is manageable.

In the months ahead, we expect to continue the process of shortening the durations of the three older Funds in an effort to better position them in the event of a rise in interest rates. In addition, because more investors are becoming subject to the AMT each year, we also are working to reduce exposure to AMT bonds in these Funds. Looking at market sectors, we believe that over the last several months the healthcare sector of the Florida market has become fully valued, and we may begin to reduce the Funds' holdings in this area as we see better opportunities in other areas. More generally, we plan to remain focused on adding value for our shareholders and supporting the Funds' long-term dividend-payment capabilities. We remain convinced that the attractive tax-free income and portfolio diversification potential offered by these Funds will continue to benefit shareholders in the period ahead.

Nuveen Florida Investment Quality Municipal Fund

Performance
   OVERVIEW As of December 31, 2002

NQF

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed     49%
AA                      24%
A                       14%
NR                      12%
BB or Lower              1%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.95
--------------------------------------------------
Common Share Net Asset Value                $15.68
--------------------------------------------------
Market Yield                                 6.09%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.70%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $258,246
--------------------------------------------------
Average Effective Maturity (Years)           23.21
--------------------------------------------------
Leverage-Adjusted Duration                   10.70
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 2/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        11.42%        14.53%
--------------------------------------------------
5-Year                         4.26%         6.61%
--------------------------------------------------
10-Year                        6.48%         7.02%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     17%
--------------------------------------------------
Utilities                                      15%
--------------------------------------------------
Transportation                                 15%
--------------------------------------------------
Tax Obligation/Limited                         14%
--------------------------------------------------
Housing/Multifamily                            10%
--------------------------------------------------


Bar Chart:
2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
1/02                       0.0765
2/02                       0.0765
3/02                       0.078
4/02                       0.078
5/02                       0.078
6/02                       0.079
7/02                       0.079
8/02                       0.079
9/02                       0.08
10/02                      0.08
11/02                      0.08
12/02                      0.081


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
1/1/02                     15.32
                           15.35
                           15.41
                           15.28
                           15.41
                           15.71
                           15.76
                           15.71
                           15.93
                           15.59
                           15.45
                           14.64
                           14.64
                           14.75
                           15.18
                           15.2
                           15.39
                           15.6
                           15.63
                           15.55
                           15.66
                           15.69
                           15.7
                           15.7
                           15.66
                           15.83
                           15.83
                           15.79
                           15.87
                           15.69
                           15.9
                           16.12
                           15.81
                           15.76
                           15.92
                           16.1
                           15.98
                           16.18
                           16.75
                           16.8
                           16.39
                           15.54
                           15.09
                           15.25
                           15.38
                           15.08
                           15.14
                           15.12
                           15.49
                           15.55
                           15.21
12/31/02                   15.77


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2002 of $0.1282 per share.

Nuveen Florida Quality Income Municipal Fund

Performance
   OVERVIEW As of December 31, 2002

NUF

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed     57%
AA                      16%
A                       16%
BBB                      1%
NR                       9%
BB or Lower              1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $16.40
--------------------------------------------------
Common Share Net Asset Value                $15.59
--------------------------------------------------
Market Yield                                 6.07%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.67%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $221,569
--------------------------------------------------
Average Effective Maturity (Years)           21.88
--------------------------------------------------
Leverage-Adjusted Duration                   11.34
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 10/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        14.58%        12.79%
--------------------------------------------------
5-Year                         6.02%         5.88%
--------------------------------------------------
10-Year                        7.38%         6.86%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     19%
--------------------------------------------------
Transportation                                 16%
--------------------------------------------------
Housing/Multifamily                            12%
--------------------------------------------------
Tax Obligation/General                         12%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------


Bar Chart:
2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
1/02                       0.078
2/02                       0.078
3/02                       0.081
4/02                       0.081
5/02                       0.081
6/02                       0.083
7/02                       0.083
8/02                       0.083
9/02                       0.083
10/02                      0.083
11/02                      0.083
12/02                      0.083

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
1/1/02                     15.3
                           15.46
                           15.65
                           15.53
                           15.66
                           15.67
                           15.54
                           15.68
                           15.85
                           15.56
                           15.38
                           14.99
                           14.8
                           15.01
                           15.14
                           15.12
                           15.48
                           15.68
                           15.84
                           15.81
                           15.7
                           15.76
                           16.04
                           16.3
                           16.01
                           15.99
                           16.26
                           16.28
                           16.29
                           16.04
                           16.07
                           16.2
                           16.2
                           16.1
                           16.2
                           16.28
                           16.4
                           16.6
                           16.77
                           16.88
                           16.6
                           15.59
                           15.37
                           15.63
                           15.46
                           15.59
                           15.32
                           15.5
                           15.68
                           15.84
                           15.75
12/31/02                   16

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2002 of $0.1775 per share.

Nuveen Insured Florida Premium Income Municipal Fund

Performance
   OVERVIEW As of December 31, 2002

NFL

Pie Chart:
CREDIT QUALITY
Insured                     85%
Insured or U.S. Guaranteed  15%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $16.27
--------------------------------------------------
Common Share Net Asset Value                $16.30
--------------------------------------------------
Market Yield                                 5.72%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.17%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $233,315
--------------------------------------------------
Average Effective Maturity (Years)           18.97
--------------------------------------------------
Leverage-Adjusted Duration                    9.18
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 12/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        14.32%        13.23%
--------------------------------------------------
5-Year                         7.65%         6.56%
--------------------------------------------------
10-Year                        6.54%         7.09%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         24%
--------------------------------------------------
Transportation                                 19%
--------------------------------------------------
U.S. Guaranteed                                15%
--------------------------------------------------
Housing/Multifamily                            11%
--------------------------------------------------
Water and Sewer                                10%
--------------------------------------------------


Bar Chart:
2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
1/02                       0.0715
2/02                       0.0715
3/02                       0.074
4/02                       0.074
5/02                       0.074
6/02                       0.0765
7/02                       0.0765
8/02                       0.0765
9/02                       0.0775
10/02                      0.0775
11/02                      0.0775
12/02                      0.0775


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
1/1/02                     15.05
                           15.2
                           15.6
                           15.61
                           15.8
                           15.86
                           15.65
                           15.82
                           15.68
                           15.53
                           14.71
                           14.63
                           14.59
                           15.05
                           14.92
                           15.15
                           15.1
                           15.57
                           15.41
                           15.55
                           15.24
                           15.55
                           15.92
                           16.21
                           15.67
                           15.71
                           16.06
                           16.1
                           16
                           15.75
                           15.83
                           16.23
                           16.3
                           16.19
                           16.16
                           16.39
                           16.3
                           16.5
                           17
                           17.32
                           17.26
                           15.62
                           15.37
                           15.7
                           15.75
                           15.85
                           15.6
                           15.71
                           15.98
                           16.14
                           15.71
12/31/02                   16.15


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders a capital gains distribution in December 2002 of $0.0088 per share.

Nuveen Insured Florida Tax-Free Advantage Municipal Fund

Performance
   OVERVIEW As of December 31, 2002

NWF

Pie Chart:
CREDIT QUALITY
Insured                          83%
Insured or U.S. Guaranteed        5%
Investment-Grade (Not Insured)   12%

PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.15
--------------------------------------------------
Common Share Net Asset Value                $14.49
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $54,451
--------------------------------------------------
Average Effective Maturity (Years)           18.95
--------------------------------------------------
Average Duration                              8.65
--------------------------------------------------

CUMULATIVE TOTAL RETURN (Inception 11/02)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception                1.00%         1.12%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         28%
--------------------------------------------------
Tax Obligation/Limited                         25%
--------------------------------------------------
Water and Sewer                                21%
--------------------------------------------------
Long-Term Care                                 10%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------


THE FUND DECLARED ITS FIRST MONTHLY DIVIDEND OF $0.072 PER SHARE IN JANUARY
2003.


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
12/1/02                    15
                           15.15
                           15
                           15.1
12/31/02                   15.15

Shareholder
       MEETING REPORT

The Shareholder Meeting was held November 21, 2002 in Chicago at Nuveen's headquarters.

                                         NQF                                                         NUF
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                     Preferred        Preferred                           Preferred        Preferred       Preferred
                      Common            Shares            Share            Common            Shares           Shares          Shares
                      Shares          Series-T         Series-F            Shares          Series-M        Series-TH        Series-F
====================================================================================================================================
Robert P. Bremner
      For         15,186,731             2,933            2,196        13,105,407             1,590            1,393           1,169
      Withhold       100,780                 3                3            88,053                 2               11               1
------------------------------------------------------------------------------------------------------------------------------------
Total             15,287,511             2,936            2,199        13,193,460             1,592            1,404           1,170
====================================================================================================================================

Lawrence H. Brown
      For         15,182,167             2,933            2,196        13,086,058             1,590            1,393           1,169
      Withhold       105,344                 3                3           107,402                 2               11               1
------------------------------------------------------------------------------------------------------------------------------------
Total             15,287,511             2,936            2,199        13,193,460             1,592            1,404           1,170
====================================================================================================================================

Anne E. Impellizzeri
      For         15,174,413             2,933            2,196        13,077,803             1,588            1,393           1,169
      Withhold       113,098                 3                3           115,657                 4               11               1
------------------------------------------------------------------------------------------------------------------------------------
Total             15,287,511             2,936            2,199        13,193,460             1,592            1,404           1,170
====================================================================================================================================

Peter R. Sawers
      For         15,184,991             2,933            2,196        13,088,185             1,590            1,393           1,169
      Withhold       102,520                 3                3           105,275                 2               11               1
------------------------------------------------------------------------------------------------------------------------------------
Total             15,287,511             2,936            2,199        13,193,460             1,592            1,404           1,170
====================================================================================================================================

Judith M. Stockdale
      For         15,185,068             2,913            2,196        13,101,521             1,590            1,393           1,169
      Withhold       102,443                23                3            91,939                 2               11               1
------------------------------------------------------------------------------------------------------------------------------------
Total             15,287,511             2,936            2,199        13,193,460             1,592            1,404           1,170
====================================================================================================================================

William J. Schneider
      For                 --             2,933            2,196                --             1,590            1,393           1,169
      Withhold            --                 3                3                --                 2               11               1
------------------------------------------------------------------------------------------------------------------------------------
Total                     --             2,936            2,199                --             1,592            1,404           1,170
====================================================================================================================================

Timothy R. Schwertfeger
      For                 --             2,933            2,196                --             1,590            1,393           1,169
      Withhold            --                 3                3                --                 2               11               1
------------------------------------------------------------------------------------------------------------------------------------
Total                     --             2,936            2,199                --             1,592            1,404           1,170
====================================================================================================================================

                                       10

                                                                                                            NFL
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                                                           Preferred       Preferred
                                                                                             Common           Shares          Shares
                                                                                             Shares         Series-W       Series-TH
====================================================================================================================================
Robert P. Bremner
      For                                                                                13,431,615            1,566           2,640
      Withhold                                                                              106,511                2               4
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                    13,538,126            1,568           2,644
====================================================================================================================================

Lawrence H. Brown
      For                                                                                13,418,975            1,565           2,634
      Withhold                                                                              119,151                3              10
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                    13,538,126            1,568           2,644
====================================================================================================================================

Anne E. Impellizzeri
      For                                                                                13,413,506            1,565           2,634
      Withhold                                                                              124,620                3              10
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                    13,538,126            1,568           2,644
====================================================================================================================================

Peter R. Sawers
      For                                                                                13,417,875            1,565           2,634
      Withhold                                                                              120,251                3              10
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                    13,538,126            1,568           2,644
====================================================================================================================================

Judith M. Stockdale
      For                                                                                13,410,446            1,566           2,640
      Withhold                                                                              127,680                2               4
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                    13,538,126            1,568           2,644
====================================================================================================================================

William J. Schneider
      For                                                                                        --            1,566           2,640
      Withhold                                                                                   --                2               4
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                            --            1,568           2,644
====================================================================================================================================

Timothy R. Schwertfeger
      For                                                                                        --            1,566           2,640
      Withhold                                                                                   --                2               4
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                            --            1,568           2,644
====================================================================================================================================

                                       11

                            Nuveen Florida Investment Quality Municipal Fund (NQF)
                            Portfolio of
                                    INVESTMENTS December 31, 2002 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER CYCLICALS - 5.2%

$      13,500   Hillsborough County Industrial Development Authority, Florida,        4/10 at 101.00         N/R        $13,409,550
                 Exempt Facilities Revenue Bonds, National Gypsum Company,
                 Apollo Beach Project, Series 2000B, 7.125%, 4/01/30 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 25.5%

       20,000   Escambia County Health Facilities Authority, Florida, Revenue        11/09 at 101.00          AA         21,503,400
                 Bonds (Ascension Health Credit Group), Series 1999A2,
                 6.000%, 11/15/31

        4,600   Highlands County Health Facilities Authority, Florida, Hospital      11/11 at 101.00          A-          4,809,254
                 Revenue Bonds, Adventist Health  System/Sunbelt Obligated
                 Group, Series 2001A, 6.000%, 11/15/31

          500   Highlands County Health Facilities Authority, Florida, Hospital      11/12 at 100.00          A-            492,860
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2002B, 5.250%, 11/15/23

        2,345   City of Leesburg, Florida, Hospital Revenue Bonds, Leesburg           7/12 at 100.00           A          2,371,076
                  Regional Medical Center Project, Series 2002, 5.375%, 7/01/22

        3,000   Miami Beach Health Facilities Authority, Florida, Hospital Revenue   11/11 at 101.00          BB          2,641,800
                 Bonds, Series 2001A, Mount Sinai Medical Center of Florida
                 Project, 6.800%, 11/15/31

        3,000   Miami-Dade County Health Facilities Authority, Florida, Hospital      8/11 at 101.00         AAA          3,082,410
                 Revenue Bonds, Series 2001A, Miami Children's Hospital
                 Refunding, 5.125%, 8/15/26

        6,000   North Broward Hospital District, Florida, Improvement Revenue         1/11 at 101.00          A-          6,196,140
                 Bonds, Series 2001, 6.000%, 1/15/31

        6,000   Orange County Health Facilities Authority, Florida, Hospital         11/10 at 101.00          A-          6,415,860
                 Revenue Bonds, Series 2000, Adventist Health System/Sunbelt
                 Obligated Group, 6.500%, 11/15/30

        3,695   Orange County Health Facilities Authority, Florida, Hospital         12/12 at 100.00          A2          3,777,435
                 Revenue Bonds, Orlando Regional Healthcare System,
                 Series 2002, 5.750%, 12/01/27

                Palm Beach County Health Facilities Authority, Florida, Hospital
                Revenue and Revenue Refunding Bonds, Series 2001, BRCH
                Corporation Obligated Group:
        2,500    5.500%, 12/01/21                                                    12/11 at 101.00          A+          2,575,975
        2,340    5.625%, 12/01/31                                                    12/11 at 101.00          A+          2,389,819

        4,250   St. John's County Industrial Development Authority, Florida,          2/03 at 102.00          A2          4,303,720
                 Hospital Revenue Bonds (Flagler Hospital Project), Series 1992,
                 6.000%, 8/01/22

        5,375   South Broward Hospital District, Florida, Hospital Revenue            5/12 at 101.00         Aa3          5,492,874
                 Bonds, Series 2002, 5.625%, 5/01/32


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 15.2%

       11,030   Housing Finance Authority of Broward County, Florida, Multifamily     7/09 at 102.00         N/R         10,481,368
                 Housing Revenue Bonds (Pier Club Apartments Project),
                 Series 1999, 7.000%, 7/01/34

        1,090   Housing Finance Authority of Broward County, Florida, Multifamily     5/10 at 101.00         AAA          1,134,494
                 Housing Revenue Bonds (Emerald Palms Apartments Project),
                 Series 2001A, 5.600%, 7/01/21 (Alternative Minimum Tax)

        1,430   Florida Housing Finance Agency, General Mortgage Revenue              6/03 at 102.00         AAA          1,474,287
                 Refunding Bonds, 1992 Series A, 6.400%, 6/01/24

        2,500   Florida Housing Finance Agency, Housing Revenue Bonds,                9/06 at 102.00         AAA          2,635,725
                 1996 Series K-1 (Mariner Club Apartments Project),
                 6.375%, 9/01/36 (Alternative Minimum Tax)

       10,000   Florida Housing Finance Corporation, Revenue Bonds, Pembroke            No Opt. Call         N/R         10,060,300
                 Apartments, Series 2001B, 7.750%, 2/01/41

       10,300   Florida Housing Finance Corporation, Revenue Bonds, River Run           No Opt. Call         N/R         10,362,109
                 Apartments, Series 2001, 7.750%, 2/01/41

        3,050   Florida Housing Finance Corporation, Revenue Bonds, Mission Bay       1/12 at 100.00         AAA          3,153,029
                 Apartments, 2001 Series N, 5.500%, 7/15/29 (Alternative
                 Minimum Tax)

                                       12

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.3%

$         700   Housing Finance Authority of Clay County, Florida, Single Family      4/07 at 102.00         Aaa        $   741,251
                 Mortgage Revenue Bonds, Series 1997 (Multi-County Program),
                 5.950%, 10/01/19 (Alternative Minimum Tax)

          240   Housing Finance Authority of Dade County, Florida, Single Family      4/05 at 102.00         AAA            251,393
                 Mortgage Revenue Bonds, Series 1995, 6.550%, 10/01/27
                 (Alternative Minimum Tax)

        7,595   Florida Housing Finance Agency, Homeowner Mortgage Revenue            1/06 at 102.00          AA          7,967,003
                 Bonds, 1995 Series 2 (Refunding/New Money Issue),
                 6.200%, 7/01/27 (Alternative Minimum Tax)

        1,775   Florida Housing Finance Agency, Homeowner Mortgage Revenue            1/07 at 102.00          AA          1,866,004
                 Bonds, Series 2 (Refunding/New Money Issue), 6.350%, 7/01/28
                 (Alternative Minimum Tax)

        2,825   Florida Housing Finance Agency, Homeowner Mortgage Revenue            7/07 at 102.00         AAA          2,957,295
                  Bonds, 1997 Series 2, 5.900%, 7/01/29 (Alternative Minimum Tax)

        1,255   Housing Finance Authority of Manatee County, Florida, Single         11/05 at 102.00         Aaa          1,320,975
                 Family Mortgage Revenue Bonds, Series 1994, Sub Series 3,
                 7.600%, 11/01/26 (Alternative Minimum Tax)

        1,075   Housing Finance Authority of Manatee County, Florida, Single          5/06 at 105.00         Aaa          1,175,416
                 Family Mortgage Revenue Bonds, Series 1996, Sub Series 1,
                 7.450%, 5/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.3%

          665   New Jersey Economic Development Authority, Economic                   6/11 at 102.00          A+            701,382
                 Development Revenue Bonds, Masonic Charity Foundation
                 Project, Series 2001, 5.500%, 6/01/31


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 13.2%

        2,810   Broward County, Florida, General Obligation Bonds, Series 1986          No Opt. Call         AA+          3,120,308
                  Refunding, 12.500%, 1/01/04

        9,230   State of Florida, Full Faith and Credit, State Board of Education,    6/11 at 101.00         AAA          9,479,395
                 Public Education Capital Outlay Bonds, Series C, 5.125%, 6/01/31

       10,750   State of Florida, Full Faith and Credit, State Board of Education,    6/07 at 101.00         AA+         10,272,378
                 Public Education Capital Outlay Bonds, 1996 Series B,
                 4.500%, 6/01/27

        8,000   State of Florida, Full Faith and Credit, State Board of Education,    6/12 at 100.00         AA+          8,905,600
                 Public Education Capital Outlay Bonds, 2002 Refunding
                 Series D, 5.375%, 6/01/16

                Galveston County, Texas, Justice Center and Public Safety
                Building Bonds, Series 2001:
        4,165    0.000%, 2/01/24                                                        No Opt. Call         Aaa          1,376,782
        3,205    0.000%, 2/01/25                                                        No Opt. Call         Aaa          1,000,922


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 21.4%

                Beacon Tradeport Community Development District, Miami-Dade
                County, Florida, Special Assessment Bonds, Series 2002A,
                Commercial Project:
        2,375    5.250%, 5/01/16                                                      5/12 at 102.00          AA          2,534,909
        1,700    5.625%, 5/01/32                                                      5/12 at 102.00          AA          1,794,724

       13,315   Dade County, Florida, Special Obligation and Refunding Bonds,        10/06 at 102.00         AAA         13,451,745
                 Series 1996B, 5.000%, 10/01/35

                Florida Intergovernmental Finance Commission, 2001 Series C-1,
                Daytona Beach Community Redevelopment Agency, Capital Revenue
                Bonds:
        1,280    5.000%, 2/01/20                                                      8/11 at 100.00         Aaa          1,330,189
        5,000    5.125%, 2/01/31                                                      8/11 at 100.00         Aaa          5,111,250

        5,000   Florida Ports Financing Commission, Revenue Bonds (State              6/07 at 101.00         AAA          5,120,900
                 Transportation Trust Fund), Series 1996, 5.375%, 6/01/27
                 (Alternative Minimum Tax)

        5,000   County of Hernando, Florida, Revenue Bonds (Criminal Justice            No Opt. Call         AAA          6,830,050
                 Complex Financing Program), 1986 Series, 7.650%, 7/01/16

                Manchester Housing and Redevelopment Authority, New
                Hampshire, Revenue Bonds, 2000 Series B:
        5,140    0.000%, 1/01/21                                                       1/10 at 46.78           A          1,826,962
        4,640    0.000%, 1/01/25                                                       1/10 at 35.11           A          1,250,387
        5,140    0.000%, 1/01/28                                                       1/10 at 28.27           A          1,149,921

          575   Osceola County Industrial Development Authority, Florida,             8/11 at 101.00         AAA            588,386
                 Industrial Development Revenue Bonds, P.M. Wells Charter
                 School Project, Series 2001A, 5.000%, 8/01/23

                                       13


                            Nuveen Florida Investment Quality Municipal Fund (NQF) (continued)
                                 Portfolio of INVESTMENTS December 31, 2002 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Tampa Sports Authority, Florida, 1995 Special Purpose Bonds,
                State Sales Tax Payment Series (Tampa Bay Arena Project):
$       1,250    5.750%, 10/01/20                                                       No Opt. Call         AAA        $ 1,458,837
        2,585    5.750%, 10/01/25                                                       No Opt. Call         AAA          2,999,376

        8,605   Volusia County School Board, Florida, Sales Tax Revenue Bonds,       10/12 at 100.00         AAA          9,688,886
                 Series 2002, 5.375%, 10/01/15


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 22.7%

       11,500   Broward County, Florida, Airport System Revenue Bonds,               10/11 at 101.00         AAA         11,705,505
                 2001 Series J-1, 5.250%, 10/01/26 (Alternative Minimum Tax)

        3,500   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,          10/06 at 102.00         AAA          3,719,030
                 5.750%, 10/01/26 (Alternative Minimum Tax)

       12,000   Director of the State of Nevada, Department of Business and           1/10 at 100.00         AAA         12,402,600
                 Industry, Las Vegas Monorail Project Revenue Bonds,
                 1st Tier Series 2000, 5.375%, 1/01/40

       12,000   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/09 at 101.00         AAA         12,063,000
                 Revenue Bonds, Series 1999A, 5.125%, 10/01/28 (Alternative
                 Minimum Tax)

        4,000   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/12 at 100.00         AAA          4,070,040
                 Revenue Bonds, Series 2002B, 5.125%, 10/01/21 (Alternative
                 Minimum Tax)

        2,590   Hillsborough County Aviation Authority, Florida, Tampa               10/06 at 102.00         AAA          2,842,240
                 International Airport Revenue Bonds, Series 1996A,
                 6.000%, 10/01/23 (Alternative Minimum Tax)

        3,500   Hillsborough County Aviation Authority, Florida, Tampa               10/06 at 102.00         AAA          3,859,485
                 International Airport Revenue Bonds, Series 1996B,
                 5.875%, 10/01/23

        1,750   Miami-Dade County Industrial Development Authority, Industrial       10/09 at 101.00         AAA          1,925,140
                 Development Revenue Bonds, Florida (Airis Miami II LLC Project
                 at the Miami International Airport), Series 1999,
                 6.000%, 10/15/25 (Alternative Minimum Tax)

        5,390   Miami-Dade County, Florida, Aviation Revenue Bonds,                  10/12 at 100.00         AAA          5,950,183
                 Miami International Airport, Series 2002, 5.750%, 10/01/18
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 7.8%

        2,395   Dade County, Florida, Special Obligation Bonds (Courthouse            4/04 at 102.00       A3***          2,591,797
                 Center Project), Series 1994, 6.300%, 4/01/14 (Pre-refunded to 4/01/04)

        7,225   Dade County, Florida, Special Obligation and Refunding Bonds,         10/08 at 48.84         AAA          2,964,996
                 Series 1996B, 0.000%, 10/01/20 (Pre-refunded to 10/01/08)

        6,955   State of Florida, Full Faith and Credit, State Board of Education,    6/05 at 101.00         AAA          7,765,744
                 Public Education Capital Outlay Bonds, 1993 Series F,
                 6.000%, 6/01/20 (Pre-refunded to 6/01/05)

          950   City of Fort Myers, Florida, Improvement Revenue Bonds                7/03 at 100.00     BBB-***            976,477
                 (Special Assessment Geographical Area No. 24 Improvements),
                 Series 1991A, 7.100%, 7/01/06 (Pre-refunded to 7/01/03)

        1,400   City of Pembroke Pines, Florida, Capital Improvement Revenue         10/04 at 102.00         AAA          1,541,078
                 Bonds, Series 1995, 6.000%, 10/01/25 (Pre-refunded to 10/01/04)

        3,570   Seminole County, Florida, Water and Sewer Revenue Refunding             No Opt. Call         AAA          4,312,953
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 22.7%

        1,970   Dade County, Florida, Resource Recovery Facility Revenue Bonds,         No Opt. Call         AAA          2,224,307
                 Series 1996 Refunding, 6.000%, 10/01/06 (Alternative Minimum Tax)

                Hillsborough County Industrial Development Authority, Florida,
                Pollution Control Revenue Bonds, Tampa Electric Company Project,
                Series 2002:
        5,650    5.100%, 10/01/13                                                    10/12 at 100.00          A2          5,681,471
        5,000    5.500%, 10/01/23                                                    10/12 at 100.00          A2          5,022,000

        2,050   Jacksonville Beach, Florida, Utilities Revenue Bonds,                10/10 at 100.00         Aaa          2,167,834
                 Series 2002 Refunding, 5.000%, 4/01/17

        6,500   JEA, Florida, Electric System Revenue Bonds, Series Three            10/03 at 100.00          AA          6,578,650
                 2000C, 5.625%, 10/01/35

        4,250   City of Lakeland, Florida, Energy System Refunding Revenue              No Opt. Call         AAA          5,081,045
                 Bonds, Series 1999C, 6.050%, 10/01/11

        7,345   Orlando Utilities Commission, Florida, Water and Electric Revenue    10/11 at 101.00         Aa1          7,975,128
                 Bonds, Series 2001 Refunding, 5.250%, 10/01/18

                                       14

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       5,000   Orlando Utilities Commission, Florida, Water and Electric            10/12 at 100.00         Aa2        $ 5,422,400
                 Revenue Bonds, Series 2002C Refunding, 5.250%, 10/01/18

        6,710   Orlando Utilities Commission, Florida, Water and Electric             4/03 at 100.00         Aa2          6,711,208
                 Subordinated Revenue Bonds, Series 1989D, 5.000%, 10/01/23

        5,000   Orlando Utilities Commission, Florida, Water and Electric Revenue       No Opt. Call         Aa1          5,928,250
                  Refunding Bonds, Series 1992, 6.000%, 10/01/10

        5,550   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA          5,789,538
                 2002 Series II, 5.125%, 7/01/26


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.2%

          835   Florida Keys Aqueduct Authority, Water Revenue Bonds,                 3/03 at 100.00         AAA            838,641
                 Series 1991, 6.750%, 9/01/21

        1,000   City of Jacksonville, Florida, Water and Sewer Revenue Bonds,         8/05 at 102.00         AAA          1,096,900
                 Series 1995 (United Water Florida Project), 6.350%, 8/01/25
                 (Alternative Minimum Tax)

        8,300   Miami-Dade County, Florida, Water and Sewer System Revenue           10/09 at 101.00         AAA          8,431,720
                 Bonds, Series 1999A, 5.000%, 10/01/29

        1,175   Naples, Florida, Water and Sewer Revenue Bonds, Series 2002,          9/12 at 100.00         Aa2          1,296,930
                 5.000%, 9/01/14

        1,680   Seminole County, Florida, Water and Sewer Revenue Refunding             No Opt. Call         AAA          2,022,400
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19

        5,000   City of Sunrise, Florida, Utility System Revenue Refunding Bonds,    10/18 at 100.00         AAA          5,175,950
                 Series 1998, 5.000%, 10/01/28

                City of Winter Springs, Florida, Water and Sewer Revenue Bonds,
                Series 2001 Refunding:
          700    5.250%, 4/01/16                                                      4/11 at 101.00         AAA            768,823
        1,585    5.000%, 4/01/20                                                      4/11 at 101.00         AAA          1,655,912
------------------------------------------------------------------------------------------------------------------------------------
$     386,425   Total Long-Term Investments (cost $358,489,686) - 148.5%                                                383,595,486
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.6%                                                                      6,650,584
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.1)%                                                       (132,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $258,246,070
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                                       15


                            Nuveen Florida Quality Income Municipal Fund (NUF)
                            Portfolio of
                                    INVESTMENTS December 31, 2002 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER CYCLICALS - 4.5%

$      10,000   Hillsborough County Industrial Development Authority, Florida,        4/10 at 101.00         N/R        $ 9,933,000
                 Exempt Facilities Revenue Bonds, National Gypsum Company,
                 Apollo Beach Project, Series 2000B, 7.125%, 4/01/30
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 1.0%

        2,200   Rhode Island Health and Educational Building Corporation,            11/10 at 101.00          AA          2,303,928
                 Higher Education Facility Revenue Bonds, Roger Williams
                 University Issue, Series 2000, 5.500%, 11/15/30


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 29.3%

        1,000   Alachua County Health Facilities Authority, Florida, Health           6/03 at 100.00         AAA          1,016,300
                 Facilities Revenue Bonds, Series 1992R, Shands Hospital
                 at the University of Florida Project, 5.750%, 12/01/15

        1,500   Citrus County Hospital Board, Florida, Revenue Bonds, Citrus          8/13 at 100.00        Baa3          1,495,890
                 Memorial Hospital, Series 2002 Refunding, 6.375%, 8/15/32

        2,600   Highlands County Health Facilities Authority, Florida, Hospital      11/11 at 101.00          A-          2,718,274
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2001A, 6.000%, 11/15/31

        1,000   Highlands County Health Facilities Authority, Florida, Hospital      11/12 at 100.00          A-            985,720
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2002B, 5.250%, 11/15/23

        8,500   Jacksonville Economic Development Commission, Florida,               11/11 at 101.00          AA          8,811,355
                 Mayo Foundation Health Care Facilities Revenue Bonds,
                 Series 2001A, Mayo Clinic of Jacksonville, 5.500%, 11/15/36

       10,395   City of Jacksonville, Florida, Hospital Revenue Bonds,                2/03 at 101.00         AAA         10,644,896
                 Series 1992 (University Medical Center, Inc. Project),
                 6.600%, 2/01/21

        5,000   Jacksonville Health Facilities Authority, Florida, Ascension         11/12 at 101.00          AA          5,067,950
                 Health Revenue Bonds, Series 2002A, 5.250%, 11/15/32

        1,500   City of Leesburg, Florida, Hospital Revenue Refunding Bonds,          7/03 at 102.00           A          1,548,810
                 Leesburg Regional Medical Center Project, Series 1993A,
                 6.250%, 7/01/09

        1,500   City of Leesburg, Florida, Hospital Revenue Bonds, Leesburg           7/12 at 100.00           A          1,512,690
                 Regional Medical Center Project, Series 2002, 5.500%, 7/01/32

        4,500   Miami Beach Health Facilities Authority, Florida, Hospital Revenue   11/11 at 101.00          BB          4,020,030
                 Bonds, Series 2001A, Mount Sinai Medical Center of Florida
                 Project, 6.700%, 11/15/19

        9,000   North Broward Hospital District, Florida, Improvement Revenue         1/11 at 101.00          A-          9,294,210
                 Bonds, Series 2001, 6.000%, 1/15/31

        6,000   Orange County Health Facilities Authority, Florida, Hospital         12/12 at 100.00          A2          6,092,520
                 Revenue Bonds, Orlando Regional Healthcare System,
                 Series 2002, 5.750%, 12/01/32

        7,000   Orange County Health Facilities Authority, Florida, Hospital         11/12 at 101.00          A-          7,043,190
                 Revenue Bonds, Adventist Health System, Series 2002,
                 5.250%, 11/15/18

        4,625   South Broward Hospital District, Florida, Hospital Revenue            5/12 at 101.00         Aa3          4,726,426
                 Bonds, Series 2002, 5.625%, 5/01/32


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 18.3%

                Housing Finance Authority of Broward County, Florida,
                Multifamily Housing Revenue Refunding Bonds, Series 1996
                (Tamarac Pointe Apartments Project - GNMA Collateralized):
        1,500    6.250%, 7/01/26                                                      7/06 at 102.00         AAA          1,587,495
        1,000    6.300%, 1/01/32                                                      7/06 at 102.00         AAA          1,055,810

        9,600   Housing Finance Authority of Broward County, Florida, Multifamily     6/09 at 102.00         N/R          8,860,512
                 Housing Revenue Bonds (Pembroke Gardens Project), Series 1999,
                 6.150%, 6/01/39 (Alternative Minimum Tax) (Mandatory put 6/01/29)

        1,245   Florida Housing Finance Agency, General Mortgage Revenue              6/03 at 102.00         AAA          1,283,558
                 Refunding Bonds, 1992 Series A, 6.400%, 6/01/24

        1,000   Florida Housing Finance Agency, Housing Revenue Bonds,               10/05 at 102.00         AAA          1,042,340
                 1995 Series F (Holly Cove Apartment Project), 6.150%, 10/01/25
                 (Alternative Minimum Tax)

                                       16

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       3,170   Florida Housing Finance Corporation, Housing Revenue Refunding       12/08 at 102.00          A+        $ 3,148,190
                 Bonds, 1998 Series O (Hunters Ridge at Deerwood Apartments),
                 5.300%, 12/01/28

        5,790   Florida Housing Finance Corporation, Housing Revenue Bonds,          10/10 at 102.00         Aaa          6,144,753
                 Series 2000H-1 (Villa de Mallorca Apartments),
                 6.000%, 7/01/33 (Alternative Minimum Tax)

        7,455   Florida Housing Finance Corporation, Revenue Bonds                      No Opt. Call         N/R          7,499,954
                  (Pembroke Apartments), Series 2001B, 7.750%, 2/01/41

        2,580   Florida Housing Finance Corporation, Revenue Bonds (River Run           No Opt. Call         N/R          2,595,557
                 Apartments), Series 2001, 7.750%, 2/01/41

        3,630   Miami-Dade County Housing Finance Authority, Florida,                 1/11 at 102.00         AAA          3,926,099
                 Multifamily Revenue Bonds (Sunset Bay Apartments Project),
                 Series 2000-5A, 5.950%, 7/01/30 (Alternative Minimum Tax)

        3,240   Housing Finance Authority of Pinellas County, Florida, Multifamily    1/08 at 100.00         AAA          3,499,427
                 Housing Revenue Bonds (Emerald Bay Apartments Projects),
                 Series 1998A, 5.000%, 4/01/28 (Alternative Minimum Tax)
                 (Mandatory put 4/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 7.1%

        6,020   Housing Finance Authority of Broward County, Florida, Single           4/09 at 25.51         Aaa          1,021,474
                 Family Mortgage Revenue Refunding Bonds, Series 2000B,
                 0.000%, 4/01/29 (Alternative Minimum Tax)

        5,135   Housing Finance Authority of Broward County, Florida, Single           4/10 at 25.36         Aaa            875,004
                 Family Mortgage Revenue Bonds, Series 2001C,
                 0.000%, 4/01/33 (Alternative Minimum Tax)

        1,185   Housing Finance Authority of Dade County, Florida, Single Family      4/05 at 102.00         AAA          1,241,252
                 Mortgage Revenue Bonds, Series 1995, 6.550%, 10/01/27
                 (Alternative Minimum Tax)

        3,885   Florida Housing Finance Agency, Homeowner Mortgage                    1/06 at 102.00          AA          4,075,287
                 Revenue Bonds, 1995 Series 2 (Refunding/New Money Issue),
                 6.200%, 7/01/27 (Alternative Minimum Tax)

        1,025   Florida Housing Finance Agency, Home Ownership Revenue                  No Opt. Call         AAA          1,173,338
                 Refunding Bonds, 1987 Series G1, 8.595%, 11/01/17

        1,570   Housing Finance Authority of Lee County, Florida, Single Family       3/07 at 105.00         Aaa          1,716,701
                 Mortgage Revenue Bonds (Multi-County Program), Series 1997A,
                 Subseries 1, 7.200%, 3/01/27 (Alternative Minimum Tax)

          595   Housing Authority of Miami-Dade County, Florida, Home Ownership       4/08 at 101.50         Aaa            623,078
                 Mortgage Revenue Bonds, Series 1999A-1, 5.550%, 10/01/19
                 (Alternative Minimum Tax)

        2,830   Orange County Housing Finance Authority, Florida, Single Family       4/06 at 102.00         AAA          2,971,698
                 Mortgage Revenue Bonds, GNMA and Fannie Mae
                 Mortgage-Backed Securities Program, Series 1996A,
                 6.300%, 4/01/28 (Alternative Minimum Tax)

        1,945   Orange County Housing Finance Authority, Florida, Single Family       9/07 at 102.00         AAA          1,981,158
                 Mortgage Revenue Bonds, GNMA and Fannie Mae
                 Mortgage-Backed Securities Program, Series 1997B,
                 5.100%, 9/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.2%

        7,285   City of Atlantic Beach, Florida, Healthcare Facilities Revenue       10/09 at 101.00           A          7,597,381
                 Refunding Bonds (Fleet Landing Project), Series 1999,
                 5.750%, 10/01/18

                Jacksonville Health Facilities Authority, Florida, Industrial
                Development Revenue Bonds (National Benevolent Association -
                Cypress Village Florida Project), Series 2000A:
          500    7.050%, 3/01/24                                                      3/10 at 101.00        Baa3            473,410
        1,250    7.100%, 3/01/30                                                      3/10 at 101.00        Baa3          1,175,025


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 17.7%

        4,940   State of Florida, Full Faith and Credit, State Board of Education,    6/11 at 101.00         AAA          5,081,037
                 Public Education Capital Outlay Bonds, Series C, 5.125%, 6/01/29

       10,000   State of Florida, Full Faith and Credit, State Board of Education,    6/08 at 101.00         AA+          9,672,400
                 Public Education Capital Outlay Refunding Bonds, 1998 Series D,
                 4.500%, 6/01/24

        8,000   State of Florida, Full Faith and Credit, State Board of Education,    6/09 at 101.00         AAA          7,796,240
                 Public Education Capital Outlay Refunding Bonds, 1999 Series A,
                 4.500%, 6/01/23

       15,925   State of Florida, Full Faith and Credit, State Board of Education,    6/12 at 101.00         AAA         16,709,147
                 Public Education Capital Outlay Refunding Bonds, 2002 Series B,
                 5.000%, 6/01/20

                                       17


                            Nuveen Florida Quality Income Municipal Fund (NUF) (continued)
                                 Portfolio of INVESTMENTS December 31, 2002 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 16.4%

$         850   Beacon Tradeport Community Development District, Miami-Dade           5/12 at 102.00          AA        $   897,362
                 County, Florida, Special Assessment Bonds, Series 2002A,
                 Commercial Project, 5.625%, 5/01/32

        2,000   Dade County, Florida, Special Obligation and Refunding Bonds,        10/06 at 102.00         AAA          2,020,540
                 Series 1996B, 5.000%, 10/01/35

        5,760   Escambia County, Florida, Capital Improvement Revenue Bonds,         10/12 at 100.00         AAA          5,850,662
                 Series 2002, 5.000%, 10/01/32

                Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
        1,040    0.000%, 11/01/25                                                       No Opt. Call         AAA            318,167
        1,590    0.000%, 11/01/26                                                       No Opt. Call         AAA            460,766

        3,170   Jacksonville, Florida, Excise Taxes Revenue Bonds, Series 1993,         No Opt. Call         AAA          1,745,529
                 0.000%, 10/01/15 (Alternative Minimum Tax)

        1,430   City of Jacksonville, Florida, Better Jacksonville Sales Tax         10/11 at 100.00         AAA          1,466,065
                 Revenue Bonds, Series 2001, 5.000%, 10/01/23

        2,750   Jacksonville, Florida, Sales Tax Revenue Bonds, Series 2002, Local   10/12 at 100.00         AAA          3,044,442
                 Government Refunding and Improvement, 5.375%, 10/01/17

        2,475   Northern Palm Beach County, Florida, Improvement District,            8/10 at 102.00          AA          2,772,297
                 Water Control and Improvement Bonds, Unit of Development
                 No. 19, Series 2000, 6.100%, 8/01/21

        2,000   City of Opa-Locka, Florida, Capital Improvement Revenue Bonds,        1/04 at 102.00         AAA          2,125,580
                 Series 1994, 6.125%, 1/01/24

        2,040   School Board of Palm Beach County, Florida, Certificates of           8/12 at 100.00         AAA          2,168,581
                 Participation, Series 2002D, 5.250%, 8/01/21 (WI, settling 1/09/03)

       11,815   Volusia County School Board, Florida, Sales Tax Revenue Bonds,       10/12 at 100.00         AAA         13,419,713
                 Series 2002, 5.375%, 10/01/14


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 24.8%

        2,225   Broward County, Florida, Airport System Revenue Bonds,               10/11 at 101.00         AAA          2,287,233
                 2001 Series J-1, 5.250%, 10/01/21 (Alternative Minimum Tax)

       12,000   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,          10/06 at 102.00         AAA         12,750,960
                 5.750%, 10/01/26 (Alternative Minimum Tax)

        1,500   Dade County, Florida, Aviation Revenue Bonds, Series 1995B,          10/05 at 102.00         AAA          1,618,155
                 6.000%, 10/01/24 (Alternative Minimum Tax)

       15,000   Cities of Dallas and Fort Worth, Texas, Dallas-Fort Worth            11/09 at 100.00         AAA         16,998,600
                 International Airport, Joint Revenue Bonds, Series 2000A,
                 6.125%, 11/01/35 (Alternative Minimum Tax)

        3,500   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/07 at 101.00         AAA          3,562,370
                 Revenue Bonds, Series 1997, 5.250%, 10/01/23 (Alternative
                 Minimum Tax)

        4,000   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/12 at 100.00         AAA          4,070,040
                 Revenue Bonds, Series 2002B, 5.125%, 10/01/21 (Alternative
                 Minimum Tax)

        7,500   Miami-Dade County, Florida, Aviation Revenue Bonds,                  10/08 at 101.00         AAA          7,506,600
                 Series 1998A, Miami International Airport (Hub of the
                 Americas), 5.000%, 10/01/24 (Alternative Minimum Tax)

        4,000   Miami-Dade County, Florida, Aviation Revenue Bonds,                  10/08 at 101.00         AAA          4,008,600
                 Series 1998C, Miami International Airport (Hub of the Americas),
                 5.000%, 10/01/23 (Alternative Minimum Tax)

        2,000   Miami-Dade County Expressway Authority, Florida, Toll System          7/11 at 101.00         Aaa          2,077,400
                  Refunding Revenue Bonds, Series 2001, 5.000%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 5.3%

        1,500   Bradford County Health Facilities Authority, Florida, Health Facilities No Opt. Call         AAA          1,780,530
                 Revenue Refunding Bonds, Series 1993 (Santa Fe HealthCare
                 Facilities Project), 6.050%, 11/15/16

        2,000   State of Florida, Department of Corrections, Certificates of          3/04 at 102.00       AA***          2,186,760
                 Participation, Gadsden County Facility, Series 1994,
                 6.000%, 3/01/14 (Pre-refunded to 3/01/04)

        3,000   JEA, Florida, Electric System Revenue Bonds, Series Three 2000D      10/03 at 100.00      AA-***          3,094,200
                  (Subordinate Lien), 5.375%, 10/01/11 (Pre-refunded to 10/01/03)

        2,300   Sarasota County, Florida, Utility System Revenue Bonds,              10/04 at 102.00         AAA          2,551,620
                 Series 1994, 6.500%, 10/01/22 (Pre-refunded to 10/01/04)

        2,000   School Board of Seminole County, Florida, Certificates of             7/04 at 102.00         AAA          2,183,540
                 Participation, Series 1994A, 6.125%, 7/01/19 (Pre-refunded to 7/01/04)

                                       18

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 17.1%

$      10,000   Hillsborough County Industrial Development Authority, Florida,       10/12 at 100.00          A2        $10,055,700
                 Pollution Control Revenue Bonds, Tampa Electric Company
                 Project, Series 2002, 5.100%, 10/01/13

        9,440   JEA, Florida, Saint John's River Power Park System Revenue           10/11 at 100.00          AA         10,163,104
                 Bonds, Issue 2, 17th Series, 2002 Refunding, 5.000%, 10/01/15

        3,290   Orlando Utilities Commission, Florida, Water and Electric Revenue    10/11 at 101.00         Aa1          3,595,049
                  Bonds, Series 2001 Refunding, 5.250%, 10/01/17

                Orlando Utilities Commission, Florida, Water and Electric Revenue
                Bonds, Series 2002C Refunding:
        3,170    5.250%, 10/01/17                                                    10/12 at 100.00         Aa2          3,461,703
        4,130    5.000%, 10/01/27                                                    10/12 at 100.00         Aa2          4,196,617

        6,000   Palm Beach County Solid Waste Authority, Florida, Revenue               No Opt. Call         AAA          3,186,840
                 Bonds, Series 2002B, 0.000%, 10/01/16

        3,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA          3,129,480
                 2002 Series II, 5.125%, 7/01/26


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.8%

        5,000   Town of Davie, Florida, Water and Sewer Improvement and               4/03 at 102.00         AAA          5,119,650
                 Refunding Revenue Bonds, Series 1992, 6.250%, 10/01/17

        1,065   Lee County Industrial Development Authority, Florida, Utilities      11/12 at 100.00         AAA          1,109,880
                 Revenue Bonds, Bonita Springs Utilities Inc. Project,
                 Series 2002, 5.000%, 11/01/19 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$     333,160   Total Long-Term Investments (cost $315,310,614) - 148.5%                                                 329,026,849
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 2.3%

        5,000   Alachua County Health Facilities Authority, Florida, Continuing                           VMIG-1          5,000,000
                 Care Retirement Community Revenue Bonds, Oak Hammock
                 at the University of Florida Project, Series 2002A, Variable
                 Rate Demand Obligations, 1.800%, 10/01/32+
------------------------------------------------------------------------------------------------------------------------------------
$       5,000   Total Short-Term Investments (cost $5,000,000)                                                            5,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                      4,541,686
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.8)%                                                       (117,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $221,568,535
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       19

                            Nuveen Insured Florida Premium Income Municipal Fund (NFL)
                            Portfolio of
                                    INVESTMENTS December 31, 2002 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 2.5%

$       5,325   Escambia County Housing Finance Authority, Florida, Dormitory         6/09 at 101.00         AAA        $ 5,739,924
                 Revenue Bonds (University of West Florida Foundation, Inc.
                 Project), Series 1999, 5.750%, 6/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 13.4%

        2,500   Alachua County Health Facilities Authority, Florida, Health           6/03 at 100.00         AAA          2,540,750
                 Facilities Revenue Bonds, Series 1992R, Shands Hospital at the
                 University of Florida Project, 5.750%, 12/01/15

        2,000   Brevard County Health Facilities Authority, Florida, Hospital        10/06 at 101.00         AAA          2,145,440
                 Revenue Bonds, Holmes Regional Medical Center Project,
                 Series 1996, 5.625%, 10/01/14

        2,500   Hillsborough County Industrial Development Authority, Florida,          No Opt. Call         AAA          3,095,700
                 Industrial Development Revenue Bonds, Series 1994 (University
                 Community Hospital), 6.500%, 8/15/19

        5,000   Hospital Board of Directors of Lee County, Florida, Hospital          4/07 at 102.00         AAA          5,338,350
                 Revenue Bonds (Lee Memorial Health System), Fixed Rate
                 Hospital Revenue Bonds, 1997 Series A, 5.750%, 4/01/22

        7,220   Miami-Dade County Health Facilities Authority, Florida, Hospital      8/11 at 101.00         AAA          7,418,333
                 Revenue Bonds, Series 2001A, Miami Children's Hospital
                 Refunding, 5.125%, 8/15/26

        5,000   North Broward Hospital District, Florida, Refunding and               1/07 at 101.00         AAA          5,168,850
                 Improvement Revenue Bonds, Series 1997, 5.375%, 1/15/24

        5,445   Polk County Industrial Development Authority, Florida, Industrial     3/03 at 102.50         AAA          5,634,486
                 Development Bonds, 1985 Series 2, Winter Haven Hospital
                 Project, 6.250%, 9/01/15


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 17.0%

          980   Housing Finance Authority of Broward County, Florida, Multifamily     6/07 at 102.00         AAA          1,025,521
                 Housing Revenue Refunding Bonds (Pompano Oaks Apartments
                 Project - GNMA Collateralized), Series 1997, 6.000%, 12/01/27
                 (Alternative Minimum Tax)

                Housing Finance Authority of Collier County, Florida,
                Multifamily Housing Revenue Refunding Bonds, Series 1998A,
                Subseries 1 (Saxon Manor Isles Project):
        1,040    5.350%, 9/01/18 (Alternative Minimum Tax)                            3/08 at 101.00         AAA          1,075,984
        1,400    5.400%, 9/01/23 (Alternative Minimum Tax)                            3/08 at 101.00         AAA          1,435,868

                Housing Finance Authority of Collier County, Florida,
                Multifamily Housing Revenue Bonds, Series 1998B (Saxon Manor
                Isles Project):
        1,260    5.350%, 9/01/18 (Alternative Minimum Tax)                            3/08 at 101.00         AAA          1,303,596
        1,000    5.400%, 9/01/23 (Alternative Minimum Tax)                            3/08 at 101.00         AAA          1,025,620

                Housing Finance Authority of Dade County, Florida, Multifamily
                Mortgage Revenue Bonds (Siesta Pointe Apartments Project), 1997
                Series A:
        1,230    5.650%, 9/01/17 (Alternative Minimum Tax)                            9/07 at 101.00         AAA          1,280,012
        1,890    5.750%, 9/01/29 (Alternative Minimum Tax)                            9/07 at 101.00         AAA          1,955,281

        1,400   Florida Housing Finance Agency, Housing Revenue Bonds,                4/07 at 102.00         AAA          1,482,740
                 1997 Series A, Riverfront Apartments Project, 6.250%, 4/01/37
                 (Alternative Minimum Tax)

        1,590   Florida Housing Finance Agency, Housing Revenue Bonds,               12/05 at 102.00         AAA          1,664,380
                 1995 Series E (Williamsburg Village Apartments Project),
                 6.100%, 12/01/20 (Alternative Minimum Tax)

        1,000   Florida Housing Finance Agency, Housing Revenue Bonds,                5/06 at 102.00         AAA          1,052,800
                 1996 Series C-1 (Turtle Creek Apartments Project),
                 6.100%, 5/01/16 (Alternative Minimum Tax)

                Florida Housing Finance Agency, Housing Revenue Bonds, 1996
                Series D-1 (Sterling Palms Apartments Project):
        1,000    6.300%, 12/01/16 (Alternative Minimum Tax)                           6/06 at 102.00         AAA          1,058,510
        1,500    6.400%, 12/01/26 (Alternative Minimum Tax)                           6/06 at 102.00         AAA          1,582,320

          750   Florida Housing Finance Agency, Housing Revenue Bonds,               12/06 at 102.00         AAA            786,375
                 1996 Series V (The Crossings at Indian Run Apartments Project),
                 6.100%, 12/01/26 (Alternative Minimum Tax)

                                       20

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       2,535   Florida Housing Finance Corporation, Housing Revenue Bonds,           9/10 at 102.00         AAA        $ 2,650,368
                 2000 Series J-1  Apartments - GNMA Collateralized),
                 5.950%, 3/01/35 (Alternative Minimum Tax)

        2,105   Florida Housing Finance Corporation, Housing Revenue Bonds,          12/10 at 102.00         AAA          2,235,763
                 2000 Series K-1, (Cobblestone Apartments - GNMA
                 Collateralized), 6.000%, 12/01/33 (Alternative Minimum Tax)

                Florida Housing Finance Corporation, Housing Revenue Bonds, 2000
                Series D-1 (Augustine Club Apartments):
        1,500    5.500%, 10/01/20                                                    10/10 at 102.00         Aaa          1,574,325
        4,750    5.750%, 10/01/30                                                    10/10 at 102.00         Aaa          4,982,608

        3,605   City of Jacksonville, Florida, Housing Revenue Refunding Bonds,       9/03 at 102.00         AAA          3,656,515
                 Series 1993A (GNMA Collateralized - Windermere Manor
                 Apartments Project), 5.875%, 3/20/28

        1,425   Housing Finance Authority of Miami-Dade County, Florida,              6/11 at 100.00         AAA          1,495,623
                 Multifamily Mortgage Revenue Bonds, Series 2001-1A, Country
                 Club Villas II Project, 5.750%, 7/01/27 (Alternative Minimum Tax)

        4,950   Nevada Housing Division, Multi-Unit Housing Bonds, Whispering         4/10 at 100.00         AAA          5,202,945
                 Palms Project, 2000 Series A, 6.300%, 4/01/32 (Alternative
                 Minimum Tax)

        1,065   Housing Finance Authority of Palm Beach County, Florida,              7/12 at 100.00         AAA          1,085,682
                 Multifamily Housing Revenue Bonds, Westlake Apartments
                 Project Phase II, Series 2002, 5.150%, 7/01/22 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.9%

        2,600   Housing Finance Authority of Broward County, Florida, Single          4/09 at 101.00         Aaa          2,639,780
                 Family Mortgage Revenue Refunding Bonds, Series 1999B,
                 5.250%, 4/01/31 (Alternative Minimum Tax)

        2,740   Duval County Housing Finance Authority, Florida, Single Family       10/04 at 102.00         Aaa          2,846,476
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), Series 1994, 6.700%, 10/01/26 (Alternative Minimum Tax)

        2,675   Escambia County Housing Finance Authority, Florida, Single Family     4/08 at 102.00         Aaa          2,709,267
                 Mortgage Revenue Bonds, Series 1999, Multi-County Program,
                 5.200%, 4/01/32 (Alternative Minimum Tax)

       14,045   Florida Housing Finance Corporation, Homeowner Mortgage                1/10 at 24.65         AAA          2,256,048
                 Revenue Bonds, 2000 Series 4, 0.000%, 7/01/30 (Alternative
                 Minimum Tax)

        4,325   Florida Housing Finance Corporation, Homeowner Mortgage                1/09 at 31.28         AAA            963,524
                 Revenue Bonds, 1999 Series 2, 0.000%, 7/01/30 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 1.7%

                Galveston County, Texas, Unlimited Tax Road Bonds, Series 2001:
        3,100    0.000%, 2/01/23                                                        No Opt. Call         Aaa          1,088,441
        3,130    0.000%, 2/01/24                                                        No Opt. Call         Aaa          1,034,653
        3,165    0.000%, 2/01/25                                                        No Opt. Call         Aaa            988,430
        3,195    0.000%, 2/01/26                                                        No Opt. Call         Aaa            944,474


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 36.1%

        4,835   Cape Coral, Florida, Capital Improvement Revenue Bonds,              10/09 at 101.00         Aaa          5,078,346
                 Series 1999, 5.375%, 10/01/24

        2,250   Dade County, Florida, Special Obligation and Refunding Bonds,        10/06 at 102.00         AAA          2,273,108
                 Series 1996B, 5.000%, 10/01/35

        1,555   DeSoto County, Florida, Capital Improvement Revenue Bonds,            4/12 at 101.00         AAA          1,672,978
                 Series 2002, 5.250%, 10/01/20

                Destin, Florida, Capital Improvement Revenue Bonds, Series 2002:
        1,000    5.000%, 8/01/27                                                      8/12 at 101.00         Aaa          1,020,230
        1,000    5.125%, 8/01/31                                                      8/12 at 101.00         Aaa          1,029,610

        1,910   Escambia County, Florida, Capital Improvement Revenue Bonds,         10/12 at 100.00         AAA          1,946,787
                 Series 2002, 5.000%, 10/01/27

        1,000   Escambia County, Florida, Sales Tax Revenue Bonds, Series            10/12 at 101.00         AAA          1,102,150
                 2002 Refunding, 5.250%, 10/01/17

          500   Escambia County, Florida, Tourist Development Tax Revenue            10/12 at 100.00         AAA            526,180
                 Bonds, Series 2002 Refunding, 5.000%, 10/01/19

        2,230   Florida Ports Financing Commission, Revenue Bonds (State             10/09 at 101.00         AAA          2,334,453
                 Transportation Trust Fund - Intermodal Program), Series 1999,
                 5.500%, 10/01/23 (Alternative Minimum Tax)

                Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
        3,365    5.375%, 11/01/25                                                    11/10 at 101.00         AAA          3,543,581
        3,345    5.375%, 11/01/30                                                    11/10 at 101.00         AAA          3,510,176

                                       21


                            Nuveen Insured Florida Premium Income Municipal Fund (NFL) (continued)
                                 Portfolio of INVESTMENTS December 31, 2002 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Florida Municipal Loan Council, Revenue Bonds, Series 2001A:
$       1,000    5.250%, 11/01/18                                                    11/11 at 101.00         AAA        $ 1,086,390
        2,000    4.750%, 11/01/21                                                    11/11 at 101.00         AAA          2,028,940

        1,080   City of Gulf Breeze, Florida, Local Government Loan Program,         12/06 at 101.00         AAA          1,230,962
                 Series 1985B Remarketed 6-3-1996, 5.900%, 12/01/15
                 (Mandatory put 12/01/10)

        1,020   City of Gulf Breeze, Florida, Local Government Loan Program,         12/06 at 101.00         AAA          1,162,576
                 Series 1985C Remarketed 6-3-1996, 5.900%, 12/01/15
                 (Mandatory put 12/01/08)

        5,500   City of Gulf Breeze , Florida, Capital Funding Revenue Bonds,         6/08 at 100.00         AAA          5,296,060
                 Series 1997B, 4.500%, 10/01/27

        1,500   City of Gulf Breeze, Florida, Local Government Loan Program,         12/10 at 101.00         AAA          1,659,975
                 Series 1985E Remarketed 7-3-2000, 5.750%, 12/01/20
                 (Mandatory put 12/01/19)

        5,200   City of Gulf Breeze, Florida, Local Government Loan Program,         12/11 at 101.00         AAA          5,627,336
                 Series 1985E Remarketed 6-1-2001, 4.750%, 12/01/20
                 (Mandatory put 12/01/11)

        2,750   City of Jackson, County of Jackson, State of Michigan, Downtown         No Opt. Call         AAA            824,670
                 Development Bonds, Series 2001, General Obligation
                 Limited Tax, 0.000%, 6/01/26

        1,780   Julington Creek Plantation Community Development District,            5/12 at 101.00         AAA          1,828,950
                 Florida, Special Assessment Revenue Bonds, Series 2002,
                 4.750%, 5/01/19

       23,000   Miami-Dade County, Florida, Subordinate Special Obligation             4/08 at 49.54         AAA          8,495,740
                 Bonds, Series 1997A, 0.000%, 10/01/21

        1,000   City of Opa-Locka, Florida, Capital Improvement Revenue Bonds,        1/04 at 102.00         AAA          1,074,250
                 Series 1994, 7.000%, 1/01/14

        4,770   School Board of Orange County, Florida, Master Lease Program,         8/07 at 101.00         Aaa          5,001,440
                 Certificates of Participation, Series 1997A, 5.375%, 8/01/22

        6,500   Palm Beach County, Florida, Administrative Complex Revenue              No Opt. Call         AAA          7,355,270
                 Refunding Bonds, Series 1993, 5.250%, 6/01/11

                Palm Beach County, Florida, Criminal Justice Facilities, Revenue
                Refunding Bonds, Series 1993:
        2,500    5.375%, 6/01/08                                                        No Opt. Call         AAA          2,841,450
        4,000    5.375%, 6/01/10                                                        No Opt. Call         AAA          4,568,240

        8,830   School Board of Palm Beach County, Florida, Certificates of           8/12 at 100.00         AAA          8,986,468
                 Participation, Series 2002D, 5.000%, 8/01/28 (WI, settling 1/09/03)

        1,245   Tamarac, Florida, Sales Tax Revenue Bonds, Series 2002,               4/12 at 100.00         AAA          1,282,562
                 5.000%, 4/01/22


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 28.4%

        9,000   Broward County, Florida, Airport System Revenue Bonds,               10/11 at 101.00         AAA          9,160,830
                 2001 Series J-1, 5.250%, 10/01/26 (Alternative Minimum Tax)

        3,000   Dade County, Florida, Aviation Revenue Refunding Bonds, Series Y,    10/03 at 102.00         AAA          3,150,390
                 5.500%, 10/01/11

        1,100   Dade County, Florida, Seaport Revenue Refunding Bonds,               10/05 at 102.00         AAA          1,226,368
                 Series 1995, 5.750%, 10/01/15

       15,000   Cities of Dallas and Fort Worth, Texas, Dallas-Fort Worth            11/09 at 100.00         AAA         16,998,600
                 International Airport, Joint Revenue Bonds, Series 2000A,
                 6.125%, 11/01/35 (Alternative Minimum Tax)

        5,000   Director of the State of Nevada, Department of Business                 No Opt. Call         AAA          1,381,450
                 and Industry, Las Vegas Monorail Project Revenue Bonds,
                 1st Tier Series 2000, 0.000%, 1/01/27

        3,295   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/07 at 101.00         AAA          3,353,717
                 Revenue Bonds, Series 1997, 5.250%, 10/01/23
                 (Alternative Minimum Tax)

        2,000   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/12 at 100.00         AAA          2,052,340
                 Revenue Bonds, Series 2002A, 5.125%, 10/01/32

        2,350   Jacksonville Port Authority, Florida, Airport Revenue Bonds,         10/03 at 102.00         AAA          2,392,206
                 Series 1993 Refunding, 5.250%, 10/01/17 (Alternative
                 Minimum Tax)

        3,800   Jacksonville Port Authority, Florida, 1996 Port Facilities           11/06 at 102.00         AAA          4,018,880
                 Revenue Bonds, 5.625%, 11/01/18 (Alternative Minimum Tax)

       15,025   Lee County, Florida, Airport Revenue Bonds, Series 2000A,            10/10 at 101.00         AAA         16,332,025
                 6.000%, 10/01/32 (Alternative Minimum Tax)

        5,615   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami            10/12 at 100.00         AAA          6,156,623
                 International Airport, Series 2002, 5.750%, 10/01/19 (Alternative
                 Minimum Tax)

                                       22

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 22.0%

$       3,750   Broward County Health Facilities Authority, Florida, Hospital         6/03 at 102.00         AAA        $ 3,892,163
                 Revenue Bonds (Holy Cross Hospital, Inc.), Series 1993,
                 5.850%, 6/01/12 (Pre-refunded to 6/01/05)

        2,700   Cocoa, Florida, Water and Sewer System Revenue Bonds,                10/07 at 101.00         AAA          3,160,755
                 Series 1997, 5.875%, 10/01/26 (Pre-refunded to 10/01/07)

        4,500   Florida Department of Environmental Protection, Preservation          7/05 at 101.00         AAA          5,011,515
                 2000 Revenue Bonds, Series 1995A, 5.750%, 7/01/11
                 (Pre-refunded to 7/01/05)

        1,400   Hernando County, Florida, Capital Improvement Revenue Bonds,          2/03 at 102.00         AAA          1,433,334
                 Series 1993 Refunding, 5.750%, 2/01/14 (Pre-refunded to 2/01/03)

        1,025   City of Jacksonville, Florida, Sales Tax Revenue Bonds,              10/05 at 101.00         AAA          1,143,531
                 Series 1995 (River City Renaissance Project),
                 5.500%, 10/01/10 (Pre-refunded to 10/01/05)

          990   Orange County, Florida, Tourist Development Tax Revenue Bonds,        4/03 at 102.00         AAA          1,011,750
                 Series 1992A, 6.250%, 10/01/13

                St. Lucie County, Florida, Utility System Refunding and Revenue
                Bonds, Series 1993:
        5,000    5.500%, 10/01/15                                                    10/03 at 102.00         AAA          5,362,100
        1,200    5.500%, 10/01/21                                                    10/03 at 102.00         AAA          1,287,360

        7,855   Seminole County, Florida, Water and Sewer Revenue Refunding             No Opt. Call         AAA          9,489,704
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19

                City of Sunrise, Florida, Utility System Revenue Bonds, Series 1996A:
        6,900    5.750%, 10/01/16 (Pre-refunded to 10/01/06)                         10/06 at 101.00         AAA          7,919,820
        8,700    5.750%, 10/01/21 (Pre-refunded to 10/01/06)                         10/06 at 101.00         AAA          9,985,860

        1,500   City of Tampa, Florida, Allegany Health System Revenue Bonds,        12/03 at 102.00         AAA          1,519,365
                 St. Joseph's Hospital, Inc. Issue, Series 1993, 5.125%, 12/01/23


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 6.2%

        1,500   Florida Municipal Power Agency, Tri-City Project Refunding Revenue   10/03 at 100.00         AAA          1,537,530
                 Bonds, Series 1992, 5.500%, 10/01/19

        3,500   Lee County, Florida, Solid Waste System Revenue Bonds,               10/11 at 100.00         Aaa          3,876,390
                 Series 2001 Refunding, 5.625%, 10/01/13 (Alternative
                 Minimum Tax)

        3,525   Palm Beach County Solid Waste Authority, Florida, Refunding             No Opt. Call         AAA          4,153,684
                 Revenue Bonds, Series 1997A, 6.000%, 10/01/09

        8,000   Palm Beach County Solid Waste Authority, Florida, Revenue Bonds,        No Opt. Call         AAA          4,818,240
                 Series 2002B, 0.000%, 10/01/14


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.3%

                Brooksville, Florida, Water and Sewer Revenue Bonds,
                Series 2002 Refunding:
          440    4.250%, 10/01/13                                                    10/12 at 100.00         Aaa            459,158
          460    4.250%, 10/01/14                                                    10/12 at 100.00         Aaa            475,005
          450    4.375%, 10/01/15                                                    10/12 at 100.00         Aaa            464,409

        1,000   Florida Governmental Utility Authority, Utility Revenue Bonds         7/09 at 101.00         Aaa          1,015,570
                 (Golden Gate Utility System), Series 1999, 5.000%, 7/01/29

        8,000   Indian River County, Florida, Water and Sewer Revenue Bonds,          9/08 at 102.00         AAA          8,287,760
                 Series 1993A, 5.250%, 9/01/24

        2,000   Indian Trail Water Control District, Florida, Water Control and       8/07 at 101.00         AAA          2,128,560
                 Improvement Bonds, Unit of Development No. 17, Series 1996,
                 5.500%, 8/01/22

        3,450   JEA, Florida, Water and Sewer System Revenue Bonds,                   4/07 at 100.00         AAA          3,540,494
                 Series 2002A, 5.375%, 10/01/30

          560   Lee County Industrial Development Authority, Florida, Utilities      11/12 at 100.00         AAA            579,992
                 Revenue Bonds, Bonita Springs Utilities Inc. Project, Series 2002,
                 5.000%, 11/01/20 (Alternative Minimum Tax)

        2,250   City of Port Orange, Florida, Water and Sewer Refunding Junior       10/03 at 101.00         AAA          2,284,155
                 Lien Revenue Bonds, Series 1993, 5.250%, 10/01/21

        1,980   Port Saint Lucie, Florida, Stormwater System Revenue Bonds,           5/12 at 100.00         AAA          2,162,219
                 Series 2002 Refunding, 5.250%, 5/01/17

       10,000   City of Port Saint Lucie, Florida, Utility System Revenue Bonds,       9/11 at 34.97         AAA          2,196,800
                 Series 2001, 0.000%, 9/01/29

                Sebring, Florida, Water and Wastewater Revenue Bonds,
                Series 2002 Refunding:
        1,360    5.250%, 1/01/17                                                      1/13 at 100.00         AAA          1,492,518
          770    5.250%, 1/01/18                                                      1/13 at 100.00         AAA            839,076
          500    5.250%, 1/01/20                                                      1/13 at 100.00         AAA            537,224

                                       23


                            Nuveen Insured Florida Premium Income Municipal Fund (NFL) (continued)
                                 Portfolio of INVESTMENTS December 31, 2002 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       3,530   Seminole County, Florida, Water and Sewer Revenue Refunding             No Opt. Call         AAA        $ 4,249,448
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19

        1,300   City of Sunrise, Florida, Utility System Revenue Refunding Bonds,    10/06 at 102.00         AAA          1,479,959
                 Series 1996, 5.800%, 10/01/11

        1,100   Wauchula, Florida, Utility Revenue Bonds, Series 2001A,              10/11 at 101.00         AAA          1,119,887
                 5.000%, 10/01/31
------------------------------------------------------------------------------------------------------------------------------------
$     374,985   Total Long-Term Investments (cost $314,134,867) - 146.5%                                                341,693,404
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 3.2%

        7,350   Capital Projects Finance Authority, Florida, Continuing Care                              VMIG-1          7,350,000
                 Retirement Community Revenue Bonds, Glenridge on Palmer
                 Ranch, Series 2002C, Variable Rate Demand Bonds,
                 1.800%, 6/01/12+
------------------------------------------------------------------------------------------------------------------------------------
$       7,350   Total Short-Term Investments (cost $7,350,000)                                                            7,350,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (2.1)%                                                                   (4,728,637)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (47.6)%                                                       (111,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $233,314,767
                ====================================================================================================================


                         All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary
                         Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S.
                         Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       24


                            Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF)
                            Portfolio of
                                    INVESTMENTS December 31, 2002 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 1.8%

$       1,000   Citrus County Hospital Board, Florida, Revenue Bonds, Citrus          8/13 at 100.00        Baa3        $   997,260
                 Memorial Hospital, Series 2002 Refunding, 6.375%, 8/15/32


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 7.9%

        2,000   State of Florida, Full Faith and Credit, State Board of Education,    6/08 at 101.00         AAA          2,005,960
                 Public Education Capital Outlay Bonds, 1997 Series B,
                 4.750%, 6/01/23

        2,000   Commonwealth of Puerto Rico, Public Improvement General                 No Opt. Call         AAA          2,285,780
                 Obligation Bonds of 2002, Series A, 5.500%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 21.0%

        2,000   Dade County, Florida, Special Obligation and Refunding Bonds,        10/06 at 102.00         AAA          2,020,540
                 Series 1996B, 5.000%, 10/01/35

        2,000   City of Gulf Breeze, Florida, Capital Funding Revenue Bonds,          6/08 at 100.00         AAA          1,925,840
                 Series 1997B, 4.500%, 10/01/27

        2,270   Jacksonville, Florida, Sales Tax Revenue Bonds, Series 2002,         10/12 at 100.00         AAA          2,495,751
                 Local Government Refunding and Improvement, 5.375%, 10/01/18

        1,250   Julington Creek Plantation Community Development District,            5/12 at 101.00         AAA          1,267,550
                 Florida, Special Assessment Revenue Bonds, Series 2002,
                 5.000%, 5/01/29

        3,670   School Board of Palm Beach County, Florida, Certificates of           8/12 at 100.00         AAA          3,735,032
                 Participation, Series 2002D, 5.000%, 8/01/28 (WI, settling 1/09/03)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 3.9%

        1,000   City of Port St. Lucie, Florida, Utility System Revenue Bonds,        9/04 at 100.00         AAA          1,077,580
                 Series 1994, 6.000%, 9/01/24 (Pre-refunded to 9/01/04)

        1,000   City of Stuart, Florida, Public Utilities Revenue Improvement Bonds, 10/03 at 100.00         AAA          1,042,090
                 Series 1994, 6.800%, 10/01/24 (Pre-refunded to 10/01/03)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.0%

        2,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA          2,086,320
                 2002 Series II, 5.125%, 7/01/26

        2,000   Puerto Rico Electric Power Authority, Power Revenue Refunding           No Opt. Call         AAA          2,276,820
                 Bonds, 2002 Series JJ, 5.250%, 7/01/15


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 17.9%

        2,000   Florida Governmental Utility Authority, Utility Revenue Bonds         7/09 at 101.00         Aaa          2,031,140
                 (Golden Gate Utility System), Series 1999, 5.000%, 7/01/29

        2,000   JEA, Florida, Water and Sewer System Revenue Bonds,                   4/07 at 100.00         AAA          2,052,460
                 Series 2002A, 5.375%, 10/01/30

        2,000   Miami-Dade County, Florida, Water and Sewer System Revenue           10/09 at 101.00         AAA          2,031,740
                  Bonds, Series 1999A, 5.000%, 10/01/29

          750   City of North Port, Florida, Utility System Revenue Bonds,           10/10 at 101.00         Aaa            764,587
                 Series 2000, 5.000%, 10/01/25

                Port Saint Lucie, Florida, Stormwater System Revenue Bonds,
                Series 2002 Refunding:
        1,190    5.250%, 5/01/15                                                      5/12 at 100.00         AAA          1,320,996
        1,500    5.000%, 5/01/23                                                      5/12 at 100.00         AAA          1,539,871
------------------------------------------------------------------------------------------------------------------------------------
$      31,630   Total Long-Term Investments (cost $32,314,203) - 60.5%                                                   32,957,317
=============-----------------------------------------------------------------------------------------------------------------------

                                       25


                            Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF) (continued)
                                 Portfolio of INVESTMENTS December 31, 2002 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 25.2%

$       4,700   Capital Projects Finance Authority, Florida, Continuing Care                              VMIG-1        $ 4,700,000
                 Retirement Community Revenue Bonds, Glenridge on Palmer
                 Ranch, Series 2002C, Variable Rate Demand Bonds,
                 1.800%, 6/01/12+

        9,000   Puerto Rico Government Development Bank, Revenue                                          VMIG-1          9,000,000
                 Refunding Bonds, Series 1985, Variable Rate Demand Bonds,
                 1.400%, 12/01/15+
------------------------------------------------------------------------------------------------------------------------------------
$      13,700   Total Short-Term Investments (cost $13,700,000)                                                          13,700,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 14.3%                                                                     7,794,094
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $54,451,411
                ====================================================================================================================

                         At least 80% of the Fund's net assets are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       26

Statement of
     ASSETS AND LIABILITIES December 31, 2002 (Unaudited)

                                                               FLORIDA              FLORIDA     INSURED FLORIDA      INSURED FLORIDA
                                                    INVESTMENT QUALITY       QUALITY INCOME      PREMIUM INCOME   TAX-FREE ADVANTAGE
                                                                 (NQF)                (NUF)               (NFL)                (NWF)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value      $383,595,486         $329,026,849        $341,693,404          $32,957,317
Temporary investments in short-term securities, at
  amortized cost, which approximates market value                   --            5,000,000           7,350,000           13,700,000
Cash                                                           450,508            2,372,974             433,564           11,107,899
Receivables:
  Interest                                                   5,817,802            4,245,536           3,950,986              435,238
  Investments sold                                             695,000              325,000              96,285                  --
Other assets                                                    13,381               28,375              14,028                  426
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                         390,572,177          340,998,734         353,538,267          58,200,880
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                   --            2,143,248           8,922,960           3,708,637
Accrued expenses:
  Management fees                                              209,304              182,196             184,743              14,435
  Organization and offering costs                                   --                   --                  --              19,000
  Other                                                        116,290              103,880             114,162               7,397
Preferred share dividends payable                                  513                  875               1,635                  --
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                        326,107            2,430,199           9,223,500           3,749,469
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                     132,000,000          117,000,000         111,000,000                  --
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                    $258,246,070         $221,568,535        $233,314,767         $54,451,411
====================================================================================================================================
Common shares outstanding                                   16,471,489           14,208,999          14,316,141           3,757,000
====================================================================================================================================
Net asset value per Common share outstanding
  (net assets applicable
  to Common shares, divided by Common
  shares outstanding)                                     $      15.68         $      15.59        $      16.30         $     14.49
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                   $    164,715         $    142,090        $    143,161         $    37,570
Paid-in surplus                                            229,849,294          204,563,816         203,065,237          53,668,955
Undistributed net investment income                          2,814,499            2,614,015           2,346,315             101,772
Accumulated net realized gain from investments                 311,762              532,379             201,517                  --
Net unrealized appreciation of investments                  25,105,800           13,716,235          27,558,537             643,114
Net assets applicable to Common shares                    $258,246,070         $221,568,535        $233,314,767         $54,451,411
====================================================================================================================================
Authorized shares:
   Common                                                    Unlimited            Unlimited           Unlimited           Unlimited
   Preferred                                                 Unlimited            Unlimited           Unlimited           Unlimited
====================================================================================================================================

                                       27

                                 See accompanying notes to financial statements.

Statement of
    OPERATIONS Six Months Ended December 31, 2002 (Unaudited)
                                                                FLORIDA              FLORIDA     INSURED FLORIDA     INSURED FLORIDA
                                                     INVESTMENT QUALITY       QUALITY INCOME      PREMIUM INCOME  TAX-FREE ADVANTAGE
                                                                  (NQF)                (NUF)               (NFL)              (NWF)*
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                          $10,671,450          $ 9,088,718         $ 8,786,962            $126,327
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                              1,248,562            1,087,339           1,096,471              33,795
Preferred shares - auction fees                                166,356              147,452             139,890                  --
Preferred shares - dividend disbursing agent fees               10,000               15,000              10,000                  --
Shareholders' servicing agent fees and expenses                 20,286               16,218              14,372                 540
Custodian's fees and expenses                                   54,260               57,018              50,562               1,520
Trustees' fees and expenses                                      2,315                2,331               1,749                  71
Professional fees                                                7,898                7,981               8,265               1,700
Shareholders' reports - printing and mailing expenses           16,383               17,152              14,875               3,900
Stock exchange listing fees                                      8,537                8,537               8,537                  --
Investor relations expense                                      24,241               21,940              17,990                  --
Other expenses                                                  12,332               12,209              10,481                  --
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
   reimbursement                                             1,571,170            1,393,177           1,373,192              41,526
   Custodian fee credit                                        (17,210)             (24,094)            (20,406)               (333)
   Expense reimbursement                                            --                   --                  --             (16,638)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                 1,553,960            1,369,083           1,352,786              24,555
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        9,117,490            7,719,635           7,434,176             101,772
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments                             735,054            1,879,651             717,259                  --
Change in net unrealized appreciation
  (depreciation) of investments                              9,104,619            5,950,284           8,385,803             643,114
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                    9,839,673            7,829,935           9,103,062             643,114
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                    (625,705)            (493,439)           (619,801)                 --
From accumulated net realized gains from investments          (226,303)            (275,955)            (14,829)                 --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to Preferred shareholders                     (852,008)            (769,394)           (634,630)                 --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
  from operations                                          $18,105,155          $14,780,176         $15,902,608            $744,886
====================================================================================================================================

*    For the period November 22, 2002 (commencement of operations) through
     December 31, 2002.

                                 See accompanying notes to financial statements.

                                       28

Statement of
      CHANGES IN NET ASSETS (Unaudited)
                                                         FLORIDA INVESTMENT QUALITY (NQF)           FLORIDA QUALITY INCOME (NUF)
                                                      -------------------------------------    -------------------------------------
                                                      SIX MONTHS ENDED           YEAR ENDED    SIX MONTHS ENDED          YEAR ENDED
                                                              12/31/02              6/30/02            12/31/02             6/30/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                      $ 9,117,490         $ 18,618,829         $ 7,719,635        $ 16,780,301
Net realized gain from investments                             735,054            1,901,333           1,879,651           1,608,721
Change in net unrealized appreciation
  (depreciation) of investments                              9,104,619            4,563,999           5,950,284             313,706
Distributions to Preferred shareholders:
  From net investment income                                  (625,705)          (1,871,953)           (493,439)         (1,699,118)
  From accumulated net realized gains from investments        (226,303)            (307,378)           (275,955)           (185,755)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common
  shares from operations                                    18,105,155           22,904,830          14,780,176          16,817,855
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                  (7,901,177)         (15,039,072)         (7,081,384)        (13,311,602)
From accumulated net realized gains from investments        (2,098,066)            (914,570)         (2,512,996)           (548,021)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
  from distributions to Common shareholders                 (9,999,243)         (15,953,642)         (9,594,380)        (13,859,623)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
  Net proceeds from sale of shares                                  --                   --                  --                  --
  Net proceeds from shares issued to shareholders
    due to reinvestment of distributions                       306,738              659,265             338,632             467,585
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
  from capital share transactions                              306,738              659,265             338,632             467,585
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares       8,412,650            7,610,453           5,524,428           3,425,817
Net assets applicable to Common shares at the
  beginning of period                                      249,833,420          242,222,967         216,044,107         212,618,290
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the
  end of period                                           $258,246,070         $249,833,420        $221,568,535        $216,044,107
====================================================================================================================================
Undistributed net investment income at the
  end of period                                           $  2,814,499         $  2,380,247        $  2,614,015        $  2,412,995
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       29

Statement of
    CHANGES IN NET ASSETS (Unaudited) (continued)
                                                                                                                    INSURED FLORIDA
                                                                                                                        TAX-FREE
                                                                           INSURED FLORIDA PREMIUM INCOME (NFL)     ADVANTAGE (NWF)
                                                                           ------------------------------------     ---------------
                                                                                                                     FOR THE PERIOD
                                                                                                                           11/22/02
                                                                                                                      (COMMENCEMENT
                                                                                                                     OF OPERATIONS)
                                                                           SIX MONTHS ENDED          YEAR ENDED             THROUGH
                                                                                   12/31/02             6/30/02            12/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                           $ 7,434,176        $ 15,300,279          $  101,772
Net realized gain from investments                                                  717,259             354,115                  --
Change in net unrealized appreciation (depreciation) of investments               8,385,803           3,412,639             643,114
Distributions to Preferred shareholders:
  From net investment income                                                       (619,801)         (1,701,785)                 --
  From accumulated net realized gains from investments                              (14,829)                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common
  shares from operations                                                         15,902,608          17,365,248             744,886
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                       (6,626,754)        (12,243,326)                 --
From accumulated net realized gains from investments                               (125,967)                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
  from distributions to Common shareholders                                      (6,752,721)        (12,243,326)                 --
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
  Net proceeds from sale of shares                                                       --                  --          53,606,250
  Net proceeds from shares issued to shareholders
    due to reinvestment of distributions                                            203,742             197,256                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
  from capital share transactions                                                   203,742             197,256          53,606,250
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares                            9,353,629           5,319,178          54,351,136
Net assets applicable to Common shares at the beginning of period               223,961,138         218,641,960             100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period                    $233,314,767        $223,961,138         $54,451,411
====================================================================================================================================
Undistributed net investment income at the end of period                        $ 2,346,315         $ 2,085,424          $  101,772
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                       30

Notes to
       FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state Funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Florida Investment Quality Municipal Fund (NQF), Nuveen Florida Quality Income Municipal Fund (NUF), Nuveen Insured Florida Premium Income Municipal Fund (NFL) and Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF). Florida Investment Quality (NQF), Florida Quality Income (NUF) and Insured Florida Premium Income (NFL) are traded on the New York Stock Exchange while Insured Florida Tax-Free Advantage (NWF) is traded on the American Stock Exchange.

Prior to the commencement of operations of Insured Florida Tax-Free Advantage
(NWF), the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company) and the recording of the organizational expenses ($11,500) and their reimbursement by Nuveen Investments, LLC (formerly, Nuveen Investments) also a wholly owned subsidiary of Nuveen Investments, Inc.

Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of Insured Florida Tax-Free Advantage (NWF) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of Florida. The Funds are registered under the Investment Company Act of 1940 as closed-end management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.


Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds or its designee may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 2002, Florida Quality Income (NUF), Insured Florida Premium Income
(NFL) and Insured Florida Tax-Free Advantage (NWF) had outstanding when-issued purchase commitments of $2,143,248, $8,922,960 and $3,708,637, respectively. There were no such outstanding purchase commitments in Florida Investment Quality (NQF).


Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.


Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of Insured Florida Tax-Free Advantage (NWF) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds.

Notes to
        FINANCIAL STATEMENTS (Unaudited) (continued)



Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared and paid monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.


Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each of the Funds is as follows:

                                                                         INSURED
                                               FLORIDA      FLORIDA      FLORIDA
                                            INVESTMENT      QUALITY      PREMIUM
                                               QUALITY       INCOME       INCOME
                                                 (NQF)        (NUF)        (NFL)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                         --        1,700           --
   Series T                                      3,080           --           --
   Series W                                         --           --        1,640
   Series TH                                        --        1,700        2,800
   Series F                                      2,200        1,280           --
--------------------------------------------------------------------------------
Total                                            5,280        4,680        4,440
================================================================================

Insurance
Insured Florida Premium Income (NFL) invests in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest.

Insured Florida Tax-Free Advantage (NWF) invests at least 80% of its net assets in municipal securities that are covered by insurance. The Fund may also invest up to 20% of its net assets in municipal securities which are either (i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, or (ii) municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Fund include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.


Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period ended December 31, 2002.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.


Offering Costs
Nuveen Investments, LLC has agreed to pay all offering costs (other than the sales load) that exceed $.03 per Common share for Insured Florida Tax-Free Advantage (NWF). Insured Florida Tax-Free Advantage's (NWF) share of offering costs ($112,500) were recorded as a reduction of the proceeds from the sale of Common shares.


Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.


2. FUND SHARES
Transactions in Common shares were as follows:

                                                                FLORIDA                   FLORIDA
                                                       INVESTMENT QUALITY (NQF)    QUALITY INCOME (NUF)
                                                       ------------------------   -----------------------
                                                        SIX MONTHS                SIX MONTHS
                                                           ENDED     YEAR ENDED      ENDED     YEAR ENDED
                                                         12/31/02      6/30/02     12/31/02       6/30/02
---------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                   --          --           --           --
   Shares issued to shareholders
     due to reinvestment
     of distributions                                        19,128      43,293       20,583       30,277
---------------------------------------------------------------------------------------------------------
                                                             19,128      43,293       20,583       30,277
=========================================================================================================
                                                                                          INSURED FLORIDA
                                                             INSURED FLORIDA                  TAX-FREE
                                                           PREMIUM INCOME (NFL)           ADVANTAGE (NWF)
---------------------------------------------------------------------------------------------------------
                                                                                              FOR THE
                                                                                          PERIOD 11/22/02
                                                         SIX MONTHS                        (COMMENCEMENT
                                                            ENDED     YEAR ENDED           OF OPERATIONS)
                                                          12/31/02      6/30/02          THROUGH 12/31/02
---------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                   --          --                 3,750,000
   Shares issued to shareholders
     due to reinvestment
     of distributions                                        12,570      12,642                        --
---------------------------------------------------------------------------------------------------------
                                                             12,570      12,642                 3,750,000
=========================================================================================================


3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities for the six months ended December 31, 2002, were as follows:

                                                                                     INSURED      INSURED
                                                          FLORIDA       FLORIDA      FLORIDA      FLORIDA
                                                        INVESTMENT     QUALITY       PREMIUM     TAX-FREE
                                                           QUALITY       INCOME       INCOME    ADVANTAGE
                                                             (NQF)        (NUF)        (NFL)       (NWF)*
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                      $15,298,870  $58,702,838  $26,515,108  $32,326,879
   Short-term securities                                 9,050,000   22,350,000   18,750,000   25,045,000
Sales and maturities:
   Long-term municipal securities                       19,884,011   61,986,649   21,902,485           --
   Short-term securities                                 9,050,000   17,350,000   11,400,000   11,345,000
=========================================================================================================

*    For the period November 22, 2002 (commencement of operations) through
     December 31, 2002.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At December 31, 2002, the cost of investments were as follows:

                                                                                       INSURED      INSURED
                                                           FLORIDA       FLORIDA       FLORIDA      FLORIDA
                                                        INVESTMENT       QUALITY       PREMIUM     TAX-FREE
                                                           QUALITY        INCOME        INCOME    ADVANTAGE
                                                             (NQF)         (NUF)         (NFL)        (NWF)
-----------------------------------------------------------------------------------------------------------
Cost of investments                                   $358,250,384  $320,247,579  $321,308,486  $46,014,171
===========================================================================================================

Gross unrealized appreciation and gross unrealized depreciation on investments at December 31, 2002, were as follows:

                                                                                       INSURED      INSURED
                                                          FLORIDA        FLORIDA       FLORIDA      FLORIDA
                                                       INVESTMENT        QUALITY       PREMIUM     TAX-FREE
                                                          QUALITY         INCOME        INCOME    ADVANTAGE
                                                            (NQF)          (NUF)         (NFL)        (NWF)
-----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                       $26,418,843    $15,257,242   $27,740,083     $643,146
   Depreciation                                        (1,073,741)    (1,477,972)       (5,165)          --
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments            $25,345,102    $13,779,270   $27,734,918     $643,146
===========================================================================================================

The tax components of undistributed net investment income and net realized gains at June 30, 2002, the Funds' last fiscal year end, were as follows:

                                                                                                  INSURED
                                                                        FLORIDA      FLORIDA      FLORIDA
                                                                     INVESTMENT      QUALITY      PREMIUM
                                                                        QUALITY       INCOME       INCOME
                                                                          (NQF)        (NUF)        (NFL)
---------------------------------------------------------------------------------------------------------
Undistributed tax-exempt income                                      $3,319,566   $3,430,727   $2,975,562
Undistributed ordinary income *                                         256,011       10,087           --
Undistributed net long-term capital gains                             1,645,066    1,441,679           --
=========================================================================================================

* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended June 30, 2002, the Funds' last fiscal year end, were designated for purposes of the dividends paid deduction as follows:

                                                                                                  INSURED
                                                                        FLORIDA      FLORIDA      FLORIDA
                                                                     INVESTMENT      QUALITY      PREMIUM
                                                                        QUALITY       INCOME       INCOME
                                                                          (NQF)        (NUF)        (NFL)
---------------------------------------------------------------------------------------------------------
Distributions from tax-exempt income                                $16,851,028  $14,915,192  $13,822,033
Distributions from ordinary income *                                         --      166,206           --
Distributions from net long-term capital gains                        1,221,948      567,570           --
=========================================================================================================

* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At June 30, 2002, the Funds' last fiscal year end, Insured Florida Premium Income (NFL) had an unused capital loss carryforward of $374,946 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2008.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' (excluding Insured Florida Tax-Free Advantage (NWF)) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

Under Insured Florida Tax-Free Advantage's (NWF) investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of the Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
================================================================================


For the first eight years of Insured Florida Tax-Free Advantage's (NWF) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
NOVEMBER 30,                                  NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                  .32%                        2007                     .32%
2003                   .32                         2008                     .24
2004                   .32                         2009                     .16
2005                   .32                         2010                     .08
2006                   .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured Florida Tax-Free Advantage (NWF) for any portion of its fees and expenses beyond November 30, 2010.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



6. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid February 3, 2003, to shareholders of record on January 15, 2003, as follows:
                                                                         INSURED
                                               FLORIDA      FLORIDA      FLORIDA
                                            INVESTMENT      QUALITY      PREMIUM
                                               QUALITY       INCOME       INCOME
                                                 (NQF)        (NUF)        (NFL)
--------------------------------------------------------------------------------
Dividend per share                              $.0810       $.0830       $.0775
================================================================================


Insured Florida Tax-Free Advantage (NWF) declared a Common share dividend distribution from its tax-exempt net investment income of $.0720 per share which was paid on February 3, 2003, to shareholders of record on January 19, 2003.


7. SUBSEQUENT EVENT - COMMON AND PREFERRED SHARE ISSUANCES
Effective January 7, 2003, Insured Florida Tax-Free Advantage (NWF) issued an additional 120,000 Common shares in connection with the exercise by the underwriters of the over-allotment option. The Fund's share of offering costs ($3,600) were recorded as a reduction of the proceeds from the sale of Common shares.

Effective January 17, 2003, Insured Florida Tax-Free Advantage (NWF) issued 1,160 Series W, $25,000 stated value Preferred shares. Costs incurred by the Fund in connection with its offering of Preferred shares ($726,600) were recorded as a reduction to paid-in surplus.

Financial
    HIGHLIGHTS (Unaudited)

Financial
    HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:
                                                         Investment Operations                             Less Distributions
                                  -----------------------------------------------------------------  -------------------------------

                                                            Distributions   Distributions
                                                                 from Net            from                   Net
                      Beginning                        Net     Investment         Capital            Investment    Capital
                         Common                  Realized/      Income to        Gains to             Income to   Gains to
                          Share          Net    Unrealized      Preferred       Preferred                Common     Common
                      Net Asset   Investment    Investment         Share-          Share-                Share-     Share-
                          Value       Income   Gain (Loss)        holders+        holders+    Total     holders    holders     Total
====================================================================================================================================
FLORIDA INVESTMENT
QUALITY (NQF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2003(b)                  $15.19        $ .55         $ .60          $(.04)          $(.01)    $1.10       $(.48)     $(.13)  $ (.61)
2002                      14.76         1.13           .41           (.11)           (.02)     1.41        (.92)      (.06)    (.98)
2001                      14.24         1.19           .52           (.30)             --      1.41        (.89)        --     (.89)
2000                      15.03         1.21          (.71)          (.29)           (.01)      .20        (.94)      (.03)    (.97)
1999                      15.66         1.16          (.59)          (.20)           (.01)      .36        (.96)      (.03)    (.99)
1998                      15.55         1.18           .23           (.22)           (.02)     1.17        (.99)      (.07)   (1.06)

FLORIDA QUALITY
INCOME (NUF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2003(b)                   15.23          .54           .55           (.03)           (.02)     1.04        (.50)      (.18)    (.68)
2002                      15.02         1.18           .14           (.12)           (.01)     1.19        (.94)      (.04)    (.98)
2001                      14.57         1.20           .43           (.30)             --      1.33        (.88)        --     (.88)
2000                      15.37         1.19          (.77)          (.29)             --       .13        (.91)        --     (.91)
1999                      15.96         1.14          (.61)          (.22)             --       .31        (.90)        --     (.90)
1998                      15.66         1.16           .31           (.25)             --      1.22        (.92)        --     (.92)

INSURED FLORIDA
PREMIUM INCOME
(NFL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2003(b)                   15.66          .52           .63           (.04)             --      1.11        (.46)      (.01)    (.47)
2002                      15.30         1.07           .27           (.12)             --      1.22        (.86)        --     (.86)
2001                      14.25         1.09          1.02           (.28)             --      1.83        (.78)        --     (.78)
2000                      14.86         1.06          (.59)          (.28)             --       .19        (.80)        --     (.80)
1999                      15.49         1.03          (.67)          (.23)             --       .13        (.76)        --     (.76)
1998                      14.70         1.02           .81           (.26)             --      1.57        (.78)        --     (.78)

INSURED FLORIDA
TAX-FREE
ADVANTAGE (NWF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2003(a)                   14.33          .03           .16             --              --       .19          --         --        --
====================================================================================================================================
                                                                     Total Returns
                                                                  -------------------
                                                                              Based
                            Offering                                             on
                           Costs and       Ending                            Common
                           Preferred       Common                  Based      Share
                               Share        Share     Ending          on        Net
                        Underwriting    Net Asset     Market      Market      Asset
                           Discounts        Value      Value       Value**    Value**
=====================================================================================
FLORIDA INVESTMENT
QUALITY (NQF)
-------------------------------------------------------------------------------------
Year Ended 6/30:
2003(b)                          $--       $15.68   $15.9500        4.69%      7.30%
2002                              --        15.19    15.8300       13.27       9.77
2001                              --        14.76    14.8900       12.03      10.11
2000                            (.02)       14.24    14.1250       (5.54)      1.39
1999                              --        15.03    16.0000       (1.80)      2.22
1998                              --        15.66    17.2500        9.08       7.70

FLORIDA QUALITY
INCOME (NUF)
-------------------------------------------------------------------------------------
Year Ended 6/30:
2003(b)                           --        15.59    16.4000        6.93       6.88
2002                              --        15.23    15.9900       13.80       8.15
2001                              --        15.02    14.9700       12.58       9.37
2000                            (.02)       14.57    14.1250       (4.28)       .87
1999                              --        15.37    15.7500        2.79       1.88
1998                              --        15.96    16.1875        7.07       7.98

INSURED FLORIDA
PREMIUM INCOME
(NFL)
-------------------------------------------------------------------------------------
Year Ended 6/30:
2003(b)                           --        16.30    16.2700        6.64       7.17
2002                              --        15.66    15.7100       14.29       8.13
2001                              --        15.30    14.5400        18.32     13.09
2000                              --        14.25    13.0000       (5.17)      1.47
1999                              --        14.86    14.5625        7.98        .73
1998                              --        15.49    14.1875        7.38      10.87

INSURED FLORIDA
TAX-FREE
ADVANTAGE (NWF)
-------------------------------------------------------------------------------------
Year Ended 6/30:
2003(a)                         (.03)       14.49    15.1500        1.00       1.12
=====================================================================================
                                                      Ratios/Supplemental Data
                      ------------------------------------------------------------------------------------------
                                      Before Credit/Reimbursement   After Credit/Reimbursement***
                                      --------------------------    -----------------------------
                                                    Ratio of Net                    Ratio of Net
                                        Ratio of      Investment        Ratio of      Investment
                           Ending       Expenses       Income to        Expenses       Income to
                              Net     to Average         Average      to Average         Average
                           Assets     Net Assets      Net Assets      Net Assets      Net Assets
                       Applicable     Applicable      Applicable      Applicable      Applicable      Portfolio
                        to Common      to Common       to Common       to Common       to Common       Turnover
                      Shares (000)        Shares++        Shares++        Shares++        Shares++         Rate
================================================================================================================
FLORIDA INVESTMENT
QUALITY (NQF)
----------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2003(b)                  $258,246           1.21%*          7.03%*          1.20%*          7.04%*            4%
2002                      249,833           1.26            7.53            1.23            7.56             34
2001                      242,223           1.33            8.10            1.29            8.14             28
2000                      233,290           1.26            8.45            1.24            8.48             16
1999                      245,644           1.15            7.38            1.15            7.39             17
1998                      254,755           1.14            7.55            1.14            7.55              9

FLORIDA QUALITY
INCOME (NUF)
----------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2003(b)                   221,569           1.25*           6.92*           1.23*           6.94*            18
2002                      216,044           1.28            7.81            1.26            7.83             30
2001                      212,618           1.33            8.00            1.25            8.08             20
2000                      206,212           1.26            8.08            1.23            8.10             20
1999                      217,433           1.19            7.13            1.19            7.13             16
1998                      224,973           1.18            7.26            1.18            7.26             10

INSURED FLORIDA
PREMIUM INCOME
(NFL)
----------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2003(b)                   233,315           1.19*           6.40*           1.17*           6.42*             7
2002                      223,961           1.21            6.89            1.21            6.89              8
2001                      218,642           1.27            7.22            1.26            7.23             20
2000                      203,591           1.30            7.53            1.29            7.54             22
1999                      212,428           1.20            6.58            1.20            6.58             11
1998                      221,383           1.21            6.69            1.21            6.69             11

INSURED FLORIDA
TAX-FREE
ADVANTAGE (NWF)
----------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2003(a)                    54,451            .80*           1.62*            .47*            1.95*           --
================================================================================================================
                         Preferred Shares at End of Period
                      --------------------------------------
                        Aggregate    Liquidation
                           Amount     and Market       Asset
                      Outstanding          Value    Coverage
                            (000)      Per Share   Per Share
============================================================
FLORIDA INVESTMENT
QUALITY (NQF)
------------------------------------------------------------
Year Ended 6/30:
2003(b)                  $132,000        $25,000     $73,910
2002                      132,000         25,000      72,317
2001                      132,000         25,000      70,876
2000                      132,000         25,000      69,184
1999                      110,000         25,000      80,828
1998                      110,000         25,000      82,899

FLORIDA QUALITY
INCOME (NUF)
------------------------------------------------------------
Year Ended 6/30:
2003(b)                   117,000         25,000      72,344
2002                      117,000         25,000      71,163
2001                      117,000         25,000      70,431
2000                      117,000         25,000      69,062
1999                      105,000         25,000      76,770
1998                      105,000         25,000      78,565

INSURED FLORIDA
PREMIUM INCOME
(NFL)
------------------------------------------------------------
Year Ended 6/30:
2003(b)                   111,000         25,000      77,548
2002                      111,000         25,000      75,442
2001                      111,000         25,000      74,244
2000                      111,000         25,000      70,854
1999                      111,000         25,000      72,844
1998                      111,000         25,000      74,861

INSURED FLORIDA
TAX-FREE
ADVANTAGE (NWF)
------------------------------------------------------------
Year Ended 6/30:
2003(a)                        --             --          --
============================================================

*    Annualized.
**   Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to
     Preferred shares, where applicable.
(a)  For the period November 22, 2002 (commencement of operations) through
     December 31, 2002.
(b)  For the six months ended December 31, 2002.


                              2 page spread 38-39


Build Your Wealth
       AUTOMATICALLY


SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
  INFORMATION


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL



Policy Change

On November 14, 2002, the Board adopted a policy that allows these Funds, in addition to investments in municipal bonds, to invest up to 5% of its net assets (including assets attributable to preferred shares, if any) in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer. This policy is a non-fundamental policy of each Fund which means that it can be changed at any time by the Board of Trustees without vote of the shareholders.

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Leverage-Adjusted Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current market price.

Net Asset Value (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


---------
Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period ended December 31, 2002. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          FOR GENERATIONS

Photo of: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


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